                                                                  EXHIBIT (1)(a)
                                                                           WSP&R
                                                                           DRAFT
                                                                         11/3/94





                   Central Hudson Gas & Electric Corporation

                                  $80,000,000

                      Secured Medium-Term Notes, Series B

                          Medium-Term Notes, Series B

                             DISTRIBUTION AGREEMENT



                                        ______  __, 199_
                                        New York, New York

Kidder, Peabody & Co. Incorporated
10 Hanover Square
New York, New York  10005

Smith Barney Inc.
1345 Avenue of the Americas
New York, New York  10105

Dear Sirs:

                 Central Hudson Gas & Electric Corporation, a New York corporation (the "Company"), confirms its agreement with each of you with respect to the issue and sale by the Company of up to $85,000,000 aggregate principal amount of its Secured Medium-Term Notes, Series B (the "Secured Notes"), and its Medium-Term Notes, Series B (the "Unsecured Notes"). The Secured Notes and the Unsecured Notes are hereinafter collectively referred to as the "Notes".

                 The Company proposes to issue the Secured Notes under its Indenture of Mortgage, dated as of January 1, 1927, to American Exchange Irving Trust Company (The Bank of New York, successor), as trustee (the "Mortgage Trustee"), as heretofore supplemented and as it is to be further supplemented by the Twenty-Eighth Supplemental Indenture, dated as of _____ __, 1994, providing for the Secured Notes (the "Supplemental Indenture") to be in substantially the form heretofore delivered to the Agents. As used herein, "Mortgage" shall mean such Indenture of Mortgage




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as heretofore supplemented until such Indenture of Mortgage is further supplemented by the Supplemental Indenture; thereafter "Mortgage" shall mean such Indenture of Mortgage as so further supplemented. The Company proposes to issue the Unsecured Notes under its Indenture (the "Indenture") dated as of April 1, 1992 to First Trust of New York, National Association ("First Trust") as successor to Morgan Guaranty Trust Company of New York, as trustee (the "Indenture Trustee").

                 The Notes will be issued in minimum denominations of $1,000 and integral multiples thereof (unless otherwise specified by the Company), will be issued only in fully registered form and will have the annual interest rates, maturities and, if appropriate, other terms set forth in a supplement or supplements to the Prospectus referred to below. The Notes will be issued, and the terms thereof established, in accordance with the Mortgage, in the case of the Secured Notes, and the Indenture, in the case of the Unsecured Notes, and, in the case of Notes sold pursuant to Section 2(a), the Administrative Procedures for the Secured Notes and the Unsecured Notes, attached hereto as Exhibits A and B, respectively (the "Procedures"). The Procedures may only be amended by written agreement of the Company and you after notice to, and with the approval of, the Mortgage Trustee, with respect to the Procedures for the Secured Notes, and the Indenture Trustee, with respect to the Procedures for the Unsecured Notes. For the purposes of this Agreement, the term "Agent" shall refer to either of you acting solely in the capacity as agent for the Company pursuant to Section 2(a) and not as principal (together, the "Agents"), the term "Purchaser" shall refer to either of you acting solely as principal pursuant to Section 2(b) and not as agent, and the term "you" shall refer to you together at any time either of you is acting in both such capacities or in either such capacity.

                 1. Representations and Warranties. The Company represents and warrants to, and agrees with, you as set forth below in this Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

                 (a) The Company meets the requirements for use of Form S-3 under the Securities Act of 1933, as amended (the "Act"), and has filed with the Securities and Exchange Commission (the "Commission") a
         registration statement on such Form (File No. 33-     ), including a
         basic prospectus, which has become effective, for the registration under the Act of (i) up to $80,000,000 aggregate initial offering price of (x) debt securities, including the Notes, and (y) shares of the Company's common stock, $5.00 par value, and (ii) up to 250,000 shares of the Company's serial preferred stock, par value $100 per share (collectively, the "Securities"). Such registration statement, as amended at the date of this Agreement, meets the requirements set forth in Rule 415(a)(1)(ix) or (x) under the Act and complies in all other material respects with said Rule. The Company has


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         included in such registration statement, or has filed or will file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act, a supplement or supplements to the form of prospectus included in such registration statement relating to the Secured Notes and the plan of distribution thereof, and a supplement or supplements to the form of prospectus relating to the Unsecured Notes and the plan of distribution thereof (either of such supplements being hereinafter called a "Prospectus Supplement"). In connection with the sale of Notes, the Company proposes to file with the Commission pursuant to the applicable paragraph of Rule 424 under the Act further supplements to the Prospectus Supplement providing for the specification of or a change in the interest rates, if any, maturity dates, issuance prices, redemption terms and prices, if any, and, if appropriate, other terms of the Notes sold pursuant hereto or the offering thereof (any such supplement being hereinafter called a "Pricing Supplement").

                 (b) At each of the following times: (i) as of the Execution Time, (ii) on the Effective Date, (iii) when any supplement to the Prospectus is filed with the Commission, (iv) as of the date of any Terms Agreement (as defined by Section 2(b)) and (v) at the date of delivery by the Company of any Notes sold hereunder (a "Closing Date") (1) the Registration Statement, as amended as of any such time, and the Prospectus, as supplemented as of any such time, the Mortgage and the Indenture, each as amended or supplemented as of any such time, complied or will comply in all material respects with the applicable requirements of the Act, the Trust Indenture Act of 1939, as amended (the "Trust Indenture Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the respective rules thereunder; (2) the Registration Statement, as amended as of any such time, did not or will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; and
         (3) the Prospectus, as supplemented as of any such time, will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to (A) that part of the Registration Statement which shall constitute the Statements of Eligibility and Qualification (Forms T-1) under the Trust Indenture Act of the Mortgage Trustee and the Indenture Trustee, (B) any information contained in any Prospectus Supplement relating to The Depository Trust Company ("DTC") or DTC's book-entry system or (C) the information contained in or omitted from the Registration Statement or the Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by either of you





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         specifically for use in connection with the preparation of the
         Registration Statement or the Prospectus (or any supplement thereto).

                 (c) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean the later of (i) each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective or (ii) the time and date of the filing of the Company's most recent Annual Report on Form 10-K. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the form of basic prospectus relating to the Securities contained in the Registration Statement at the Effective Date (unless such basic prospectus has been amended by the Company subsequent to the Effective Date, in which case "Basic Prospectus" shall mean the form of basic prospectus as so amended). "Prospectus" shall mean the Basic Prospectus as supplemented by the Prospectus Supplement and as it may be further amended or supplemented at the particular time referred to. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as it may be amended at the particular time referred to. "Rule 415" and "Rule 424" refer to such rules under the Act. Any reference herein to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be; and any reference herein to the terms "amend", "amended", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, the Prospectus Supplement or the Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, the Prospectus Supplement or the Prospectus, as the case may be, deemed to be incorporated therein by reference.

                 (d) Neither the Company nor any of its Subsidiaries (as hereinafter defined) has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which has had or is reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of





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         operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to any stock purchase, dividend reinvestment, savings, bonus, incentive, or similar plan, conversions of convertible securities into common stock or shares of capital stock issued and to be issued by either or both of Central Hudson Enterprises Corporation and Central Hudson Cogeneration, Inc. pursuant to respective subscription agreements in effect at the Execution Time,) or long-term debt (other than any redemptions or purchases of First Mortgage Bonds, normal amortization of debt premium and discount, bank or finance company borrowings and repayments in the ordinary course, or additional issuances or repurchases of commercial paper) of the Company or its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus.

                 (e) Each of CH Resources, Inc., Central Hudson Enterprises Corporation, Central Hudson Cogeneration, Inc., Phoenix Development Company, Inc., Greene Point Development Corporation (collectively the "Subsidiaries") and the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and its Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company subject to no security interest, other encumbrance or adverse claim.

                 (f) The creation, issuance and sale of the Secured Notes have been duly and validly authorized by the Company and, when issued within the limitations set forth in the order of the Public Service Commission of the State of New York referred to in subsection (h) below and executed and authenticated in accordance with the provisions of the





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         Mortgage and delivered and paid for by the purchasers thereof, the
         Secured Notes will constitute valid and legally binding obligations of the Company entitled to the benefits and security afforded by the Mortgage equally and ratably with the bonds outstanding thereunder; the Mortgage has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and the Secured Notes and the Mortgage conform to the descriptions thereof in the Registration Statement and the Prospectus.

                 (g) The creation, issuance and sale of the Unsecured Notes have been duly and validly authorized by the Company and, when issued within the limitations set forth in the order of the Public Service Commission of the State of New York referred to in subsection
         (h) below and executed and authenticated in accordance with the provisions of the Indenture and delivered and paid for by the purchasers thereof, the Unsecured Notes will constitute valid and legally binding obligations of the Company entitled to the benefits provided by the Indenture equally and ratably with the securities outstanding thereunder; the Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and the Unsecured Notes and the Indenture conform to the descriptions thereof in the Registration Statement and the Prospectus.

                 (h) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture, this Agreement and any Terms Agreement, and the consummation of the transactions herein and therein contemplated will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject (except that, for purposes of this representation and warranty, compliance with any financial covenant





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         requiring an arithmetic computation (not determinable at the Execution
         Time) in respect of any Notes shall be measured at the time of the establishment of the terms of such Notes), nor will such action result in any violation of the provisions of the Company's Certificate of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over the Company or any of its property or assets; and no consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement or any Terms Agreement or the Mortgage or the Indenture except such as have been obtained prior to the Execution Time under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the public offering of the Notes, and except for filings with and the order from the Public Service Commission of the State of New York authorizing the issuance and sale by the Company of the Notes subject to certain conditions set forth therein, which order has been obtained and is in full effect.

                 (i) Other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its Subsidiaries is a party or of which any property of the Company or any of its Subsidiaries is the subject which, if determined adversely to the Company or any of its Subsidiaries, would individually or in the aggregate have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                 (j) There are no contracts or documents of the Company or any of its Subsidiaries that are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement by the Act or by the rules and regulations thereunder that have not been so described or filed.

                 2. Appointment of Agents; Solicitation by the Agents of Offers to Purchase; Sales of Notes to a Purchaser. (a) Subject to the terms and conditions set forth herein, the Company hereby authorizes, on an exclusive basis, each of the Agents to act as its agent to solicit offers for the purchase of all or part of the Notes from the Company. On the basis of the representations and warranties, and subject to the terms and





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conditions set forth herein, each of the Agents agrees, as agent of the
Company, to use its reasonable best efforts to solicit offers to purchase the Notes from the Company upon the terms and conditions set forth in the Prospectus (and any supplement thereto) and in the Procedures.

                 The Company reserves the right, in its sole discretion, to reject any offer to purchase Notes, in whole or in part. In addition, the Company reserves the right, in its sole discretion, to instruct the Agents to suspend at any time, for any period of time or permanently, the solicitation of offers to purchase the Notes. Upon receipt of instructions from the Company, the Agents will forthwith suspend solicitations of offers to purchase Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                 The Company agrees to pay each Agent a commission on the Closing Date with respect to each sale of Notes by the Company as a result of a solicitation made by such Agent pursuant to this subsection, in an amount equal to that percentage specified in Schedule I hereto of the aggregate principal amount of the Notes sold by the Company. Such commission shall be payable as specified in the Procedures.

                 Subject to the provisions of this Section 2 and to the Procedures, offers for the purchase of Notes may be solicited by an Agent as agent for the Company at such times and in such amounts as such Agent deems advisable. The Company may from time to time offer Notes for sale otherwise than through an Agent; provided, however, that so long as this Agreement shall be in effect the Company shall not solicit or accept offers to purchase Notes through any agent other than an Agent.

                 (b) Subject to the terms and conditions stated herein, whenever the Company and either of you determine that the Company shall sell Notes directly to either of you as Purchaser, each such sale of Notes shall be made in accordance with the terms of this Agreement and, unless otherwise agreed by the Company and the Purchaser, any supplemental agreement relating thereto between the Company and the Purchaser. Each such supplemental agreement (which shall be substantially in the form of Exhibit C hereto) is herein referred to as a "Terms Agreement". The Purchaser's commitment to purchase Notes pursuant to any Terms Agreement shall be deemed to have been made on the basis of the representations and warranties of the Company herein contained and shall be subject to the terms and conditions herein set forth. Each Terms Agreement shall describe the Notes to be purchased by the Purchaser pursuant thereto, specify the principal amount of such Notes, the price to be paid to the Company for such Notes, the rate at which interest will be paid on the Notes, the Closing Date for such Notes, the place of delivery of the Notes and payment therefor, the method of payment and any modification of the requirements for the delivery of the opinions of counsel, the certificates from the Company or its





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officers, and the letter from the Company's independent public accountants, pursuant to Section 6(b). Such Terms Agreement shall also specify the period of time referred to in Section 4(m).

                 Delivery of the certificates for Notes sold to the Purchaser pursuant to any Terms Agreement shall be made as agreed to between the Company and the Purchaser as set forth in the respective Terms Agreement, not later than the Closing Date set forth in such Terms Agreement, against payment of funds to the Company in the net amount due to the Company for such Notes by the method and in the form set forth in the respective Terms Agreement.

                 3. Offering and Sale of Notes. Each Agent and the Company agree to perform the respective duties and obligations specifically provided to be performed by them in the Procedures.

                 4.  Agreements.  The Company agrees with you that:

                 (a) Prior to the termination of the offering of the Notes, the Company will not file any amendment of the Registration Statement or supplement to the Prospectus (except for (i) periodic or current reports filed under the Exchange Act, (ii) a Pricing Supplement or (iii) a supplement relating to an offering of Securities other than the Notes) unless the Company has furnished each of you a copy for your review prior to filing and given each of you a reasonable opportunity to comment on any such proposed amendment or supplement. Subject to the foregoing sentence, the Company will cause each supplement to the Prospectus to be filed with the Commission pursuant to the applicable paragraph of Rule 424 within the time period prescribed. The Company will promptly advise each of you (i) when the Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424, (ii) when, prior to the termination of the offering of the Notes, any amendment of the Registration Statement shall have been filed or become effective,
         (iii) of any request by the Commission for any amendment of the Registration Statement or supplement to the Prospectus or for any additional information, (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (v) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Notes for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.





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                 (b)      If, at any time when a prospectus relating to the
         Notes is required to be delivered under the Act, any event occurs as a result of which the Prospectus as then supplemented would include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it shall be necessary to amend the Registration Statement or to supplement the Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) notify each of you to suspend solicitation of offers to purchase Notes (and, if so notified by the Company, each of you shall forthwith suspend such solicitation and cease using the Prospectus as then supplemented), (ii) prepare and file with the Commission, subject to the first sentence of paragraph (a) of this Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (iii) supply any supplemented Prospectus to each of you in such quantities as you may reasonably request; provided, however, that should any such event relate solely to activities of you, then you shall assume the expense of preparing and furnishing any such amendment or supplement. If such amendment or supplement, and any documents, certificates and opinions furnished to each of you pursuant to paragraph (g) of this Section 4 in connection with the preparation of filing of such amendment or supplement are satisfactory in all respects to you, you will, upon the filing of such amendment or supplement with the Commission and upon the effectiveness of an amendment to the Registration Statement, if such an amendment is required, resume your obligation to solicit offers to purchase Notes hereunder.

                 (c) During the term of this Agreement, the Company will timely file all documents required to be filed with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act. In addition, on the date on which the Company (or as soon as practicable thereafter) makes any announcement to the general public concerning earnings or concerning any other event which is required to be described, or which the Company proposes to describe, in a document filed pursuant to the Exchange Act, the Company will furnish to each of you the information contained in such announcement. The Company will notify each of you of any downgrading in the rating of the Secured Notes, the Unsecured Notes or any other debt securities of the Company, or any public announcement of placement of the Secured Notes, the Unsecured Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act), promptly after the Company learns of any such downgrading or public announcement.





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
                 (d) As soon as practicable, the Company will make generally available to its security holders and to each of you an earnings statement or statements of the Company and its Subsidiaries which will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act.

                 (e) The Company will furnish to each of you and your counsel, without charge (except as otherwise provided herein), a reasonable number of copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus may be required by the Act, as many copies of the Prospectus and any supplement thereto as you may reasonably request.

                 (f) The Company will arrange for the qualification of the Notes for sale under the laws of such jurisdictions as any of you may designate, will maintain such qualifications in effect so long as required for the distribution of the Notes, and upon your request will arrange for the determination of the legality of the Notes for purchase by institutional investors; provided, however, that the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction, to pay filing fees and other expenses in connection therewith in the aggregate exceeding $7,500, or to comply with any other requirement reasonably deemed by the Company to be unduly burdensome.

                 (g) During the term of this Agreement, the Company shall furnish to each of you (i) copies of all annual, quarterly and other reports furnished to stockholders, (ii) copies of all annual, quarterly and current reports (without exhibits but including documents incorporated by reference therein) of the Company filed with the Commission under the Exchange Act and (iii) such other information concerning the Company as you may reasonably request from time to time.

                 (h) The Company shall, whether or not any sale of the Notes is consummated, (i) pay all expenses incident to the performance of its obligations under this Agreement, including the fees and disbursements of its accountants and counsel, the cost of printing or other production and delivery of the Registration Statement, the Prospectus, all amendments thereof and supplements thereto, the Mortgage, the Indenture, this Agreement and all other documents relating to the offering, the cost of preparing, printing, packaging and delivering the Notes, the fees and disbursements, including fees of counsel, incurred pursuant to Section 4(f), the fees and disbursements of the Mortgage Trustee and the Indenture Trustee and the fees of any ratings agency that rates the Secured Notes or the Unsecured Notes, (ii) reimburse each of you on a monthly basis for all reasonable out-of-pocket expenses incurred by you in connection with this Agreement (including, but not limited





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
         to, advertising expenses), in the aggregate not to exceed $2,500 per Agent for the term of this Agreement, and (iii) pay the reasonable fees and expenses of your counsel incurred in connection with this Agreement.

                 (i) Each acceptance by the Company of an offer to purchase Notes will be deemed to be a new making to you of the representations and warranties of the Company in Section 1 (except that such representations and warranties shall be deemed to relate solely to the Registration Statement as then amended and to the Prospectus as then amended and supplemented to relate to such Notes).

                 (j) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Securities other than the Notes or (ii) a Pricing Supplement) the Company will deliver or cause to be delivered promptly to each of you a certificate of the Company, signed by any of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, any Vice President having responsibilities for financial matters or the Controller and Treasurer of the Company, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form reasonably satisfactory to you, of the same tenor as the certificate referred to in Section 5(d) but modified to relate to the last day of the fiscal quarter for which financial statements of the Company were last filed with the Commission and to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement.

                 (k) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Securities other than the Notes or (ii) a Pricing Supplement), the Company shall furnish or cause to be furnished promptly to each of you a written opinion of Gould & Wilkie, counsel for the Company, satisfactory to each of you, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b), but modified to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement or, in lieu of such opinion, such counsel may furnish each of you with a letter to the effect that you may rely on such counsel's last opinion to the same extent as though it were dated the date of such letter authorizing reliance (except that statements in such last opinion will be deemed to relate to the Registration Statement and the Prospectus as amended and supplemented to the time of the effectiveness of such amendment or the filing of such supplement).

                 (l) Except as otherwise provided in subsection (n) of this Section 4, each time that the Registration Statement or the Prospectus is amended or supplemented (other than by (i) an amendment or supplement relating to any offering of Securities other than the Notes or (ii) a Pricing Supplement) to set forth amended or supplemental financial information (derived from the accounting records of the Company subject to the internal controls of the Company's accounting system or derived directly from such records by computation), the Company shall cause its independent public accountants promptly to furnish each of you a letter, dated the date of the effectiveness of such amendment or the date of the filing of such supplement, in form satisfactory to each of you, of the same tenor as the letter referred to in Section 5(e) with such changes as may be necessary to reflect the amended and supplemental financial information included or incorporated by reference in the Registration Statement and the Prospectus, as amended or supplemented to the date of such letter.

                 (m) During the period, if any, specified in any Terms Agreement, the Company shall not, without the prior consent of the Purchaser thereunder, issue or announce the proposed issuance of any of its debt securities, including the Notes, with maturities or other terms substantially similar to the Notes being purchased pursuant to such Terms Agreement.

                 (n) The Company shall not be required to comply with the provisions of subsections (j), (k) and (l) of this Section 4 during any period (which may occur from time to time during the term of this Agreement) for which the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes; provided that, during any such period, any Purchaser does not then hold any Notes purchased pursuant to a Terms Agreement. Whenever the Company has instructed the Agents to suspend the solicitation of offers to purchase Notes for any such period, however, prior to instructing the Agents to resume the solicitation of offers to purchase Notes or prior to entering into any Terms Agreement, the Company shall be required to comply with the provisions of subsections (j), (k) and (l) of this
         Section 4, but only to the extent of delivering or causing to be delivered the most recent certificate, opinion or letter, as the case may be, which would have otherwise been required under each such subsection unless the Agents otherwise reasonably request that such documents in respect of prior periods be delivered.

                 (o) As soon as practicable after the Execution Time, the Company will make all recordings, registrations and filings necessary to perfect and preserve the lien of the Mortgage and the rights created under the Supplemental Indenture.

                 [(p)     At such time as the Public Service Commission of the
         State of New York has issued an order authorizing the Company to issue debt securities, including Notes, as to which a Public Service Commission of the State of New York order is not in effect as of the date hereof, the Company shall furnish or cause to be furnished to each of you a written opinion of Gould & Wilkie, counsel to the Company, satisfactory to each of you, of the same tenor as the opinion referred to in Section 5(b)(xi), with respect to any such order of the Public Service Commission of the State of New York issued after the date hereof authorizing the Company to issue debt securities, including Notes.]

                 5. Conditions to the Obligations of the Agents. The obligations of each Agent to solicit offers to purchase the Notes shall be subject to (i) the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time, on the Effective Date and when any supplement to the Prospectus is filed with the Commission, (ii) the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, (iii) the performance by the Company of its obligations hereunder and (iv) the following additional conditions:

                 (a) If filing of the Prospectus, or any supplement thereto, is required pursuant to Rule 424, the Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424; and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

                 (b) The Company shall have furnished to each Agent the opinion of Gould & Wilkie, counsel for the Company, dated the Execution Time, to the effect that:

                          (i) The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and governmental) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company; provided, however, that at such time, if ever, that the Subsidiaries together constitute 10% or more of the consolidated assets of the Company or contribute 10% or more of the consolidated net income of the Company for the then most recent 12-month period, the Agents may request that Gould & Wilkie include in any written opinion to them required by this Section 5(b) or Section 4(k) an opinion to the effect that each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of the jurisdiction of its incorporation, with power and authority (corporate and governmental) to own its properties and conduct its business as described in the Prospectus, as amended or supplemented, and is duly qualified to do business in each jurisdiction in which it owns or leases real property or in which the conduct of its business requires such qualification except where the failure to be so qualified, considering all such cases in the aggregate, does not involve a material risk to the business, properties, financial position or results of operations of the Company and the Subsidiaries taken as a whole; and all of the outstanding shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned beneficially by the Company subject to no security interest, other encumbrance, or adverse claim.

                          (ii) To the best of such counsel's knowledge and other than as set forth or contemplated in the Prospectus, there are no legal or governmental proceedings pending to which the Company is a party or of which any property of the Company is the subject which, if determined adversely to the Company, would individually or in the aggregate have a material adverse effect on the consolidated financial position, stockholders' equity or results of operations of the Company and its Subsidiaries; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

                          (iii) This Agreement has been duly authorized, executed and delivered by the Company.

                          (iv) The Mortgage has been duly authorized, executed and delivered by the Company, has been duly qualified under the Trust Indenture Act, and (assuming the due recordation and filing of the Supplemental Indenture, if the Supplemental Indenture has been executed and delivered on or prior to the date of such opinion) constitutes a valid and legally binding instrument enforceable in accordance with its terms, subject,
                 (i) as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing, (ii) to laws relating to or affecting certain of the remedies to enforce the security provided thereby, which laws, however, in such counsel's opinion, do not render insufficient the remedies necessary for the practical realization of the benefits of such security, and (iii) to the limitations regarding after-acquired property of the Company as set forth in subclauses (1) and (2) of paragraph (vii) below.

                          (v) The creation, issuance and sale of the Secured Notes have been duly and validly authorized by the Company and, when issued within the limitations set forth in the order from the Public Service Commission of the State of New York referred to in paragraph (xiv) below and executed and authenticated in accordance with the provisions of the Mortgage and delivered to and paid for by the purchasers thereof in accordance with this Agreement, the Secured Notes will constitute valid and legally binding obligations of the Company, (and assuming the due recordation and filing of the Supplemental Indenture) enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing, and will be entitled to the benefits and security afforded by the Mortgage equally and ratably with the bonds outstanding thereunder (except insofar as a sinking fund established in accordance with the provisions of the Mortgage may afford additional security for the bonds of any particular series); and the Secured Notes and the Mortgage conform as to legal matters to the descriptions of the terms thereof contained in the Registration Statement and the Prospectus.

                          (vi) The Company has good and marketable title to all real estate and other property described or referred to in the Mortgage (except such property as has been duly released therefrom or duly retired in the ordinary course of business), except as set forth in paragraph (vii) below and except for certain qualifications with respect to rights of way not owned in fee, other defects which the Company has the right to cure by eminent domain proceedings if the property is necessary for its corporate purposes and certain other minor qualifications, none of which, in the opinion of such counsel, materially affects use of such property by the Company in the normal course of its business.

                          (vii) The Mortgage, as supplemented and amended through the first twenty-seven supplements, creates, and (assuming due recordation and filing of the Supplemental Indenture) through the Supplemental Indenture will create, a binding and direct lien on all real estate and other property of the Company (including easements, rights of way and other rights relating to real estate and franchises) specifically or generally described or referred to in the Mortgage, as so supplemented and amended, as subject to the lien thereof and owned by the Company at the time of the actual issuance of the Secured Notes, subject to no liens or encumbrances, except (A) taxes for the current year and taxes and assessments not yet due, (B) certain encumbrances on easements or rights of way and certain minor liens and encumbrances, which, in the opinion of such counsel, do not materially affect the use of such property by the Company in the normal course of its business, and (C) liens or encumbrances defined in the Mortgage as "excepted encumbrances"; provided that, (1) the provisions of the Mortgage subjecting to the lien thereof (x) after-acquired real property of the Company in some cases may not be effective against creditors or purchasers for value without notice whose rights to such property attach prior to recording of a supplemental indenture specifically subjecting such property to the lien of the Mortgage and (y) after-acquired fixtures and personal property in some cases may not be effective against holders of purchase money security interests in such property, and (2) the provisions of the Mortgage subjecting after-acquired property of the Company to the lien thereof may be affected by laws relating to the preferential transfers of property during certain periods prior to commencement of bankruptcy, insolvency or similar proceedings.

                          (viii) The Indenture has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding instrument, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles

                 (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing; and the Indenture has been duly qualified under the Trust Indenture Act.

                          (ix) The creation, issuance and sale of the Unsecured Notes have been duly and validly authorized by the Company and, when issued within the limitations set forth in the order from the Public Service Commission of the State of New York referred to in paragraph (xiv) below and executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the purchasers thereof in accordance with this Agreement, the Unsecured Notes will constitute valid and legally binding obligations of the Company enforceable in accordance with their terms, subject, as to enforcement, to bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting the enforcement of creditors' rights generally, to general equitable principles (regardless of whether such enforceability is considered in a proceeding in equity or at law) and to an implied covenant of good faith and fair dealing, and will be entitled to the benefit provided by the Indenture equally and ratably with the securities outstanding thereunder (except insofar as a sinking fund established in accordance with the provisions of the Indenture may afford additional benefit for the securities of any particular series); and the Unsecured Notes and the Indenture conform as to legal matters to the descriptions thereof contained in the Registration Statement and the Prospectus.

                          (x) The issue and sale of the Notes and the compliance by the Company with all of the provisions of the Notes, the Mortgage, the Indenture and this Agreement and the consummation of the transactions therein and herein contemplated (except as to compliance with any financial covenant requiring an arithmetic computation not determinable at the Execution Time as to which such counsel need express no opinion) will not conflict with or result in a breach of any of the terms or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or material other agreement or instrument known, as of the date of such opinion, to such counsel to which the Company is a party or by which the Company is bound or to which any of the property or assets of the Company is subject, nor will such action result in any violation of the provisions of the Company's Certificate of Incorporation, as amended, or the Bylaws of the Company or any statute or any order, rule or regulation known, as of the date of such opinion, to such counsel of any court or governmental agency or body having jurisdiction over the Company or any of its properties.

                          (xi) No consent, approval, authorization, order, registration or qualification of or with any court or governmental agency or body having jurisdiction over the Company or any of its properties is required for the issue and sale of the Notes or the consummation by the Company of the other transactions contemplated by this Agreement, the Supplemental Indenture or the Indenture, except such as have been obtained under the Act and the Trust Indenture Act and such consents, approvals, authorizations, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the public offering of the Notes, and except for filings with and the order from the Public Service Commission of the State of New York authorizing the issuance and sale by the Company of the Notes subject to certain conditions set forth therein, which order has been obtained and, to the best knowledge of such counsel, is in full force and effect.

                          (xii) The Registration Statement, at the Effective Date, and the Prospectus, as of the date of such opinion (except as to the financial statements and other financial or statistical data contained or incorporated by reference therein and except as to any information contained in any Prospectus Supplement relating to DTC or DTC's book-entry system as to which such counsel need express no opinion) comply as to form in all material respects with all applicable requirements of the Act, and, with respect to the documents or portions thereof filed with the Commission pursuant to the Exchange Act and incorporated by reference in the Prospectus pursuant to Item 12 of Form S-3, the Exchange Act and the applicable instructions, rules and regulations of the Commission thereunder; on the basis of information received from the Commission, at the date of such opinion, the Registration Statement has become effective under the Act, and, to the best knowledge of such counsel, no proceedings for a stop order with respect thereto have been instituted or are pending or threatened under Section 8 of the Act; and based on such counsel's participation in the preparation of the Registration Statement and Prospectus and its services as general counsel to the Company (but such opinion may state that such counsel did not independently check or verify the correctness of the statements made by the Company or factual information included in the Registration Statement and Prospectus, and thereby may assume the correctness thereof, except insofar as such statements or information relate to such counsel or are stated in the Registration Statement or Prospectus as having been made on their authority as experts), no facts have come to the attention of such counsel to cause them to believe, and such counsel have no reason to believe, that the Registration Statement, at the Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading (except as to the financial statements or other financial or statistical data contained in or incorporated by reference in the Registration Statement and the Prospectus and except as to any information contained in any Prospectus Supplement relating to DTC or DTC's book-entry system), or that the Prospectus, as of the date of such opinion, includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading (except as to the financial statements or other financial or statistical data contained in or incorporated by reference in the Registration Statement and the Prospectus and except as to any information contained in any Prospectus Supplement relating to DTC or DTC's book-entry system).

                          (xiii) The Company is not subject to the provisions of the Public Utility Holding Company Act of 1935 and the Company's gas distribution activities are exempt from the Natural Gas Act.

                          (xiv) The Public Service Commission of the State of New York has issued an appropriate order with respect to the issuance and sale of the Notes in accordance with this Agreement; to the best knowledge of such counsel, such order is still in full force and effect; the issuance and sale of the Notes in accordance with this Agreement and subject to the limitations set forth in such order will conform with the terms of such order.

                 As to factual matters (including relating to the Company's financial condition) included in said opinion, such counsel may rely upon certificates of public officials as of a recent date, the warranties and representations of the Company set forth in this Agreement, and certificates of the Company made pursuant to the provisions of this Agreement.

                 (c) Each Agent shall have received from Winthrop, Stimson, Putnam & Roberts, counsel for the Agents, an opinion, dated the Execution Time, with respect to the issuance and sale of the Notes, the Mortgage, the Indenture, the Registration Statement, the Prospectus (together with any supplement thereto) and other related matters as the Agents may reasonably require, and the Company shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                 (d) The Company shall have furnished to each Agent a certificate of the Company, signed by any of the Chairman of the Board and Chief Executive Officer, the President and Chief Operating Officer, any Vice President having responsibilities for financial matters or the Controller and Treasurer of the Company, dated the Execution Time, to the effect that the signer of such certificate has carefully examined the Registration Statement, the Prospectus, any supplement to the Prospectus and this Agreement and that:

                          (i) The representations and warranties of the Company in this Agreement are true and correct in all material respects and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied as a condition to the obligation of the Agents to solicit offers to purchase the Notes.


                          (ii) No stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened.

                          (iii) (1) Neither the Company nor any of its Subsidiaries has sustained since the date of the latest audited financial statements included or incorporated by reference in the Registration Statement and the Prospectus, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, which has had or is reasonably likely to have a material adverse effect on the financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus and (2) since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock (other than pursuant to any stock purchase, dividend reinvestment, savings, bonus, incentive, or similar plan, conversions of convertible securities into common stock, or shares of capital stock issued and to be issued to the Company by either or both of Central Hudson Enterprises Corporation and

                 Central Hudson Cogeneration, Inc. pursuant to respective subscription agreements in effect at the Execution Time,) or long- term debt (other than any redemptions or purchases of First Mortgage Bonds, normal amortization of debt premium and discount, bank or finance company borrowings and repayments in the ordinary course, or additional issuances or repurchases of commercial paper) of the Company or its Subsidiaries or any material adverse change, or any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company and its Subsidiaries taken as a whole, otherwise than as set forth or contemplated in the Registration Statement and the Prospectus.

                (e) At the Execution Time, Price Waterhouse LLP shall have furnished to each Agent a letter, dated as of the Execution Time, in form and substance satisfactory to the Agents, stating in effect that:

                        (i) They are independent accountants with respect to the Company within the meaning of the Act and the applicable published rules and regulations thereunder.

                        (ii) In their opinion the financial statements and schedules of the Company included in the Company's Annual Report on Form 10-K for the year ended December 31, 1993, which are incorporated by reference in the Prospectus and examined by such firm, comply as to form in all material respects with the applicable accounting requirements of the Act and the Exchange Act, and the respective published rules and regulations thereunder.

                        (iii) On the basis of procedures (but not an audit in accordance with generally accepted auditing standards) consisting of: (A) reading the amounts included in the Annual Report appearing in the table captioned "Five-Year Summary of Consolidated Operations and Selected Financial Information" for the five years ended December 31, 1993 (the "Audited Amounts") which were derived from the financial statements for such years as examined by such accountants (the "Audited Statements"), (B) performing the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information as described in SAS No. 71, Interim Financial Information, on the unaudited condensed interim financial statements of the Company included in the Registration Statement and the Prospectus (the "Unaudited Statements"), and reading any more recent unaudited interim financial data of the Company, (C) reading the minutes of meetings of the shareholders, Board of Directors and Committees of the Board of

                 Directors of the Company held during the period from December 31, 1993 as set forth in the minutes book through a specified date not more than five business days prior to the date of such letter; and (D) making inquiries of certain officials of the Company who have responsibility for financial and accounting matters regarding the specific items for which representations are requested in Sections 5(e)(iii)(1) to 5(e)(iii)(4), nothing has come to their attention as a result of the foregoing procedures that caused them to believe that:

                                  (1) the Unaudited Statements incorporated by reference in the Registration Statement and the Prospectus do not comply in form in all material respects with the applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in Quarterly Reports on Form 10-Q under the Exchange Act; or that any material modifications should be made to said Unaudited Statements for them to be in conformity with generally accepted accounting principles;

                                  (2)  the Audited Amounts were not derived
                          from the Audited Statements;

                                  (3)  at the date of the latest available
                          monthly unconsolidated balance sheet (as adjusted to reflect the relevant activity of the Subsidiaries through said date) of the Company read by such accountants, there was any change in the capital stock or long-term debt of the Company, or any decrease in the total shareholders' equity, as compared with amounts shown on the latest balance sheet included in the Audited Statements, except, in all instances, for changes or decreases which are described in such letter; or

                                  (4) for the period subsequent to the date of the Audited Statements to the date of the latest available monthly unconsolidated income statement (as adjusted to reflect the relevant activity of the Subsidiaries through said date) of the Company read by such accountants, there were any decreases, as compared with the corresponding period of the previous year, in total operating revenues or net income of the Company, except, in all instances, for changes or decreases which are described in such letter.

                          (iv) They have compared certain dollar amounts (or percentages derived from such dollar amounts) and other financial information specified by the Agents (A) which appear in the Prospectus under the caption "Ratio of Earnings to Fixed Charges", (B) which appear or are incorporated by reference in the Company's Annual Report on Form 10-K incorporated by reference in the Registration Statement and the Prospectus under the caption "Management's Discussion and Analysis of Financial Condition and Results of Operations" or
                 (C) which appear in any of the Company's Quarterly Reports on Form 10-Q incorporated by reference in the Registration Statement and the Prospectus under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Ratio of Earnings to Fixed Charges" (in each case to the extent that such dollar amounts, percentages and other financial information are derived from the accounting records of the Company subject to the internal controls of the Company's accounting system or are derived directly from such records by computation) to the accounting records of the Company or schedules prepared from data in such records and have found such dollar amounts, percentages and other financial information to be in agreement.

                 References to the Prospectus in this paragraph (e) include any supplement thereto at the date of the letter.

                 (f) Each Agent shall have received copies of the Letters of Representations between the Company, the respective Trustee and DTC, satisfactory to each of you, summarizing DTC's agreement to hold, safekeep and effect book-entry transfers of the Notes.

                 (g) On and as of each Closing Date with respect to the sale by the Company of Secured Notes, counsel for the Agents shall have received copies of all documents required to be delivered to the Mortgage Trustee under the Mortgage by the Company in connection with the issuance of Secured Notes on such date.

                 (h) Prior to the Execution Time, the Company shall have furnished to each Agent such further information, documents, certificates and opinions of counsel as the Agents may reasonably request.

                 If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to such Agents and counsel for the Agents, this Agreement and all obligations of any Agent hereunder may be canceled at any time by the Agents. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 The documents required to be delivered by this Section 5 at the Execution Time shall be delivered at the office of Gould & Wilkie, One Chase Manhattan Plaza, New York, New York 10005-1401.

                 6. Conditions to the Obligations of the Purchaser. The obligations of the Purchaser to purchase any Notes will be subject to the accuracy of the representations and warranties on the part of the Company herein as of the date of any related Terms Agreement and as of the Closing Date for such Notes, to the performance and observance by the Company of all covenants and agreements herein contained on its part to be performed and observed and to the following additional conditions precedent:

                 (a) No stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for the purpose shall have been instituted or threatened.

                 (b) If specified by any related Terms Agreement and except to the extent modified by such Terms Agreement, the Purchaser shall have received, appropriately updated, (i) a certificate of the Company, dated as of the Closing Date, to the effect set forth in
         Section 5(d), (ii) the opinion of Gould & Wilkie, counsel for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(b), (iii) the opinion of Winthrop, Stimson, Putnam & Roberts, counsel for the Purchaser, dated as of the Closing Date, substantially to the effect set forth in Section 5(c) and (iv) the letter of Price Waterhouse, independent public accountants for the Company, dated as of the Closing Date, substantially to the effect set forth in Section 5(e); provided, however, that references to the Registration Statement and the Prospectus in such certificate, opinions and letter shall be to the Registration Statement and the Prospectus as then amended and supplemented.

                 (c) Prior to the Closing Date, the Company shall have furnished to the Purchaser such further information, certificates and documents as the Purchaser may reasonably request.

                 If any of the conditions specified in this Section 6 shall not have been fulfilled in all material respects when and as provided in this Agreement and any Terms Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement or such Terms Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Purchaser and its counsel, such Terms Agreement and all obligations of the Purchaser thereunder and with respect to the

Notes subject thereto may be canceled at, or any time prior to, the respective Closing Date by the Purchaser. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

                 7. Right of Person Who Agreed to Purchase to Refuse to Purchase. The Company agrees that any person who has agreed to purchase and pay for any Note, including a Purchaser and any person who purchases pursuant to a solicitation by any of the Agents, shall have the right to refuse to purchase such Note if, at the Closing Date therefor, either (a) any condition set forth in Section 5 or 6, as applicable, shall not be satisfied or (b) subsequent to the agreement to purchase such Note, there shall have occurred
(i) any change in or affecting the business or properties of the Company and its Subsidiaries, considered as one enterprise, the effect of which, in the reasonable judgment of such person, has a material adverse effect on the investment quality of such Note or (ii) any event described in paragraphs (ii),
(iii), (iv) or (v) of Section 9(b).

                 8. Indemnification and Contribution. (a) The Company will indemnify and hold harmless each of you against all losses, claims, damages or liabilities, joint or several, to which you may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse each of you for any legal or other expenses reasonably incurred by each of you in connection with investigating or defending any such action or claim; provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Notes or any such amendment or supplement in reliance upon and in conformity with written information furnished to the Company by either of you expressly for use in the Prospectus.

                 (b) Each of you will indemnify and hold harmless the Company against any losses, claims, damages or liabilities to which the Company may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in any preliminary prospectus, any preliminary prospectus supplement, the Registration Statement, the Prospectus and any other prospectus relating to the Notes, or any amendment or supplement thereto, in reliance upon and in conformity with written information furnished to the Company by you expressly for use therein; and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with investigating or defending any such action or claim.

                 (c) Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under such subsection. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and, after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal expenses of other counsel or any other expenses, in each case subsequently incurred by such indemnified party, in connection with the defense thereof other than reasonable costs of investigation. Any losses, claims, damages or liabilities for which an indemnified party is entitled to indemnification or contribution under this Section 8 shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages or liabilities are incurred.

                 (d) If the indemnification provided for in this Section 8 is unavailable to or insufficient to hold harmless an indemnified party under subsection (a) or (b) above in respect of any losses, claims, damages or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and you on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as other equitable considerations, including relative fault. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or you on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and you agree that it would not be just and equitable if contribution pursuant to this subsection (d) were determined by pro rata allocation (even if you were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this subsection (d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                 (e) The obligations of the Company under this Section 8 shall be in addition to any liability which the Company may otherwise have and shall extend, upon the same terms and conditions, to each person, if any who controls any of you within the meaning of the Act or the Exchange Act; and the obligations of you under this Section 8 shall be in addition to any liability which you may otherwise have and shall extend, upon the same terms and conditions, to each officer and director of the Company and to each person, if any, who controls the Company within the meaning of the Act or the Exchange Act.

                 9. Termination. (a) This Agreement will continue in effect until terminated as provided in this Section 9. This Agreement may be terminated by either the Company as to either of you or either of you insofar as this Agreement relates to such of you, giving written notice of such termination to such of you or the Company, as the case may be. This Agreement shall so terminate at the close of business on the first business day following the receipt of such notice by the party to whom such notice is given. In the event of such termination, no party shall have any liability to the other party hereto, except as provided in the third paragraph of Section 2(a), Section 4(h), Section 8 and Section 10.

                 (b) Each Terms Agreement shall be subject to termination in the absolute discretion of the Purchaser, by notice given to the Company prior to delivery of any payment for Notes to be purchased thereunder, if prior to such time (i) the Purchaser shall exercise its right to refuse to purchase the Notes which are the subject of such Terms Agreement in accordance with the provisions of Section 7, or (ii) there shall have occurred any outbreak or escalation of hostilities or other national or international calamity or crisis, the effect of which shall be such as to make it, in the reasonable judgment of the Purchaser, impractical to market the Notes or enforce contracts for the sale of the Notes, or (iii) trading in any securities of the Company shall have been suspended by the Commission or a national securities exchange, or if trading generally on either the American Stock Exchange or the New York Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, by either of said exchanges or by order of the Commission or any other governmental authority, or if a banking moratorium shall have been declared by either Federal or New York authorities, or (iv) if the rating assigned by any "nationally recognized statistical rating organization" (as defined for purposes of Rule 436(g) under the Act) to the Secured Notes or the Unsecured Notes or any other debt securities of the Company as of the date of the applicable Terms Agreement shall have been lowered since that date or if any such rating agency shall have publicly announced that it has placed the Secured Notes or the Unsecured Notes or any other debt securities of the Company on what is commonly termed a "watch list" for possible downgrading, or (v) the subject matter of any amendment or supplement to the Registration Statement or the Prospectus prepared and issued by the Company, or the exceptions set forth in any letter of Price Waterhouse furnished pursuant to Section 5(e) hereof, shall have made it, in the judgment of the Purchaser, impracticable or inadvisable to market the Secured Notes or the Unsecured Notes or enforce contracts for the sale of the Secured Notes or the Unsecured Notes.

                 10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of you set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of you or the Company or any of the officers, directors or controlling persons referred to in Section 8 hereof, and will survive delivery of and payment for the Notes. The provisions of the third paragraph of Section 2(a) and Sections 4(h) and 8 hereof shall survive the termination or cancellation of this Agreement.

                 11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to any of you, will be mailed, delivered or telegraphed and confirmed to such of you, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 284 South Avenue, Poughkeepsie, New York 12601-4879,
Attention:  Treasurer.

                 12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 8 hereof, and no other person will have any right or obligation hereunder.

                 13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed within the State of New York.

                 14. Counterparts. This Agreement may be executed in counterparts, which together shall constitute one and the same instrument. If signed in counterparts, this Agreement shall not become effective unless at least one counterpart hereof shall have been executed and delivered on behalf of each party hereto.

                 If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and you.

                                  Very truly yours,

                                  CENTRAL HUDSON GAS & ELECTRIC CORPORATION


                                  By: ____________________________________
                                      Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date hereof.

KIDDER, PEABODY & CO. INCORPORATED


By: ______________________________
    Title:



SMITH BARNEY INC.


By: ______________________________
    Title:

                                   SCHEDULE I



Commissions:

                 The Company agrees to pay each Agent a commission equal to the following percentage of the principal amount of each Note sold by such Agent:


                                                           Commission
            Term                                              Rate
            ----                                           ----------
From 1 year to less than 18 months                             .150%
From 18 months to less than 2 years                            .200%

From 2 years to less than 3 years                              .250%
From 3 years to less than 4 years                              .350%

From 4 years to less than 5 years                              .450%

From 5 years to less than 6 years                              .500%
From 6 years to less than 7 years                              .550%

From 7 years to less than 10 years                             .600%
From 10 years to less than 15 years                            .625%

From 15 years to less than 20 years                            .675%

From 20 years up to and including 30 years                     .750%



Address for Notice to You:

                 Notices to Kidder, Peabody & Co. Incorporated shall be directed to it at 60 Broad Street, New York, New York 10005, attention of Peter Abramenko - MTN Desk.

                 Notices to Smith Barney Inc. shall be directed to it at 1345 Avenue of the Americas, 47th Floor, New York, New York 10105, attention of Manager - Capital Transactions.

                                                                       EXHIBIT A
                                                                           WSP&R
                                                                           DRAFT
                                                                         11/3/94





                   Central Hudson Gas & Electric Corporation

                      Secured Medium-Term Notes, Series B
                           Administrative Procedures


                 Secured Medium-Term Notes, Series B (the "Secured Notes"), are to be offered on a continuing basis by Central Hudson Gas & Electric Corporation (the "Company"). Kidder, Peabody & Co. Incorporated and Smith Barney Inc., as agents (each an "Agent" and collectively the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Secured Notes. The Secured Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated __________, 199_ (the "Distribution Agreement") to which these administrative procedures are attached as an exhibit.

                 The Secured Notes will be issued under the Company's Indenture of Mortgage, dated as of January 1, 1927, to American Exchange Irving Trust Company (The Bank of New York ("BNY"), successor), as trustee (the "Mortgage Trustee"), as heretofore supplemented and as it is to be further supplemented by the Twenty-Eighth Supplemental Indenture dated as of _________, 199_ (the "Supplemental Indenture") providing for the issuance of the Secured Notes (collectively, the "Mortgage"). BNY will act as the paying agent (the "Paying Agent") for the payment of principal of and premium, if any, and interest on the Secured Notes and will perform, as the Paying Agent, unless otherwise specified, the other duties specified herein.

                 The Secured Notes will rank equally and ratably with all other bonds outstanding or hereafter issued under the Mortgage (except insofar as a sinking fund established in accordance with the provisions of the Mortgage may afford additional security for the bonds of any particular series). The Secured Notes have been registered with the Securities and Exchange Commission (the "Commission") and will bear interest at fixed rates.

                 Each Secured Note will be represented by either a Global Security (as defined hereinafter) delivered to BNY as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Prospectus (as defined in Section 1(c) of the Distribution Agreement), (i) each Secured Note will be initially issued as a Book-Entry Note and (ii) an owner of a Book-Entry Note will not be entitled to receive a certificate representing such Secured Note.

                 The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Administrative procedures applicable to both Book-Entry Notes and Certificated Notes are set forth in Part III hereof. Administrative responsibilities, document control and record-keeping functions will be handled for the Company by its Controller and Treasurer. The Company will advise the Agents and the Mortgage Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Mortgage Trustee are to communicate regarding offers to purchase Secured Notes and the details of their delivery.

                 To the extent the procedures set forth below conflict with the provisions of the Secured Notes, the Mortgage or the Distribution Agreement, the relevant provisions of the Secured Notes, the Mortgage and the Distribution Agreement shall control. Unless otherwise defined herein, terms defined in the Mortgage shall be used herein as therein defined. "Business Day" means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in New York, New York, or any other location specified as a place of payment under the Mortgage or the Secured Notes, are generally authorized or required by law, regulation or executive order to remain closed.


PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, BNY will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations to be delivered from the Company and BNY to DTC and a Medium-Term Note Certificate Agreement between BNY and DTC, dated as of (August 17, 1989) (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:               On any date of settlement (as defined under
                        "Settlement" below) for one or more Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a "Global
                        Security")
                        representing up to $80,000,000 principal amount of all such Secured Notes that have the same interest rate, date of maturity ("Maturity Date"), redemption provisions, if any, or provisions for the repayment or purchase by the Company at the option of the Holder, if any, and other terms and provisions (collectively, the "Terms"). Each Global Security shall be authenticated on the settlement date therefor and will be dated and issued as of the date of such authentication by the Mortgage Trustee. No Global Security will represent any Certificated Note.


Identification          The Company has arranged with the
Numbers:                CUSIP Service Bureau of Standard & Poor's Corporation
                        (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved CUSIP numbers and has delivered to DTC and the Mortgage Trustee a written list of 900 CUSIP numbers of such series. The Company will assign CUSIP numbers to Global Securities as described below under Settlement Procedure "B". It is expected that DTC will notify the CUSIP Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global
                        Securities. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned to Global Securities, the Mortgage Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry
                        Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional
                        CUSIP numbers to the Mortgage Trustee and DTC.

Registration:           Each Global Security will be registered in the name of
                        Cede & Co., as nominee for DTC, on the Security
                        Register maintained under the Mortgage. It is expected that the beneficial owner of a Book-Entry Note

                        (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC (with respect to such Secured Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and it is expected that DTC will record in book-entry form, in accordance with instructions provided by such Participants, a credit balance with respect to such beneficial owner in such Secured Note in the account of such Participants. The ownership interest of such beneficial owner in such Secured Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:              Transfers of a Book-Entry Note will be accomplished by
                        book entries made by DTC and, in turn, by Participants
                        (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferees and transferors of such Secured Note.

Consolidations:         Upon receipt of instructions from the Company, BNY may
                        deliver to DTC and the CUSIP Service Bureau at any time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security) specifying (i) the CUSIP numbers of two or more
                        Outstanding Global Securities that represent Book-Entry
                        Notes having the same Terms and for which interest has been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next
                        Interest Payment Date (as defined below) for such Book-Entry Notes, on which such Global Securities shall be exchanged for a single replacement Global Security and (iii) a new CUSIP number to be assigned to such replacement Global Security. Upon receipt of such a notice, it is expected that DTC will send to its participants (including BNY) a written reorganization notice to the effect that such exchange will occur on such date. Prior to the specified exchange date, BNY will deliver to the CUSIP Service Bureau a written notice setting forth such exchange date and the new CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, BNY will exchange such Global Securities for a single Global Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global
                        Securities will, in accordance with CUSIP Service
                        Bureau procedures, be canceled and not reassigned until the Book-Entry Notes represented by such exchanged
                        Global Securities have matured or been redeemed.

Maturities:             Each Book-Entry Note will mature on a date not less
                        than one year nor more than 30 years after the date of settlement for such Secured Note.

Denominations:          Book-Entry Notes will be issued in principal amounts of
                        $1,000 or any amount in excess thereof which is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $80,000,000.

Interest:               General.  Interest on each Book-Entry Note will accrue
                        from and including the original issue date of, or the last date to which interest has been paid on, the Global Security representing such Secured Note. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment
                        Date or the Maturity Date or, upon earlier redemption or repayment, the date of such redemption or repayment
                        (the "Redemption Date"), as the case may be. Interest payable on the Maturity Date or the Redemption Date of a Book-Entry Note will be payable to the person to whom the principal of such Secured Note is payable.
                        Standard & Poor's Corporation will use the information received in the pending deposit message described under Settlement Procedure "C" below in order to include the amount of any interest payable and certain other information regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's Corporation.

                        Record Dates. The record date with respect to any Interest Payment Date shall be the December 15 or June 15, as the case may be (whether or not a Business Day) immediately preceding such Interest Payment Date (each, a "Regular Record Date").

                        Interest Payment Dates. Interest payments on Book-Entry Notes will be made semi-annually on January 1 and July 1 of each year (each, an "Interest Payment Date") and on the Maturity Date or the Redemption Date; provided, however, that in the case of a Book-Entry
                        Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Payments of             Payment of Interest Only.  Promptly  after each Regular
Principal and           Record Date, the Paying Agent   will deliver to the
Interest:               Company and DTC a written notice specifying by  CUSIP
                        number the amount of interest to be paid on each Global
                        Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. It is expected that DTC will confirm the amount payable on each Global Security on such Interest Payment Date by reference to the appropriate (daily or weekly) bond reports published by Standard & Poor's Corporation.
                        The Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date
                        (other than on the Maturity Date), and the Paying Agent will pay such amount to DTC at the times and in the manner set forth under "Manner of Payment" below. If any Interest Payment Date for a Book-Entry Note is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Interest Payment Date.

                        Payments on Maturity Date, Etc. On or about the first Business Day of each month, the Paying Agent will deliver to the Company and DTC a written list of principal and interest to be paid on each Global Security maturing either on the Maturity Date or the Redemption Date in the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or the Redemption Date, as the case may be, of such Global Security. The Company will pay to the Paying Agent the principal amount of such Global Security, together with interest due on such Maturity Date or Redemption Date. The Paying Agent will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment". If the Maturity Date or the Redemption Date of a Global Security representing Book-Entry Notes is not a Business Day, the payment due on such day shall be made on the next succeeding Business Day and no interest shall accrue on such payment for the period from and after such Maturity Date or the Redemption Date. Promptly after payment to DTC of the principal and interest due at the Maturity Date or the Redemption Date of such Global Security, the Paying Agent will cancel such Global Security in accordance with the terms of the Mortgage.

                        Manner of Payment. The total amount of any principal and interest due on Global Securities on any Interest Payment Date or on the Maturity Date or the Redemption Date shall be paid by the Company to the Paying Agent in immediately available funds for use by the Paying Agent no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Paying Agent or by the Paying Agent's debiting the account of the Company maintained with the Paying Agent. The Company will confirm such instructions in writing to the Paying Agent. Prior to 10:00 A.M. (New York City time) on each Maturity Date or Redemption Date or as soon as possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or Redemption Date. On each Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Paying Agent and DTC. Thereafter, on each such date, it is expected that DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                        Withholding Taxes. The amount of any taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Secured Note.

Settlement:             The receipt by the Company of immediately available
                        funds in payment for a Book-Entry Note and the authentication and issuance of the Global Security representing such Secured Note shall constitute
                        "settlement" with respect to such Secured Note. All orders accepted by the Company will be settled on the fifth Business Day following the date of sale of a Book-Entry Note unless the Company, the Mortgage
                        Trustee and the purchaser agree to settlement on another day that shall be no earlier than the next
                        Business Day.

Settlement              Settlement Procedures with regard to each Book-Entry
Procedures:             Note sold by the Company through an Agent, as agent,
                        shall be as follows:

                        A. Such Agent will advise the Company by telephone, followed by facsimile transmission, of the following settlement information:

                              1.    Principal amount.

                              2.    Maturity Date.

                              3.    Interest rate.

                              4.    Interest Payment Dates.

                              5.    Redemption provisions, if any, or
                                    provisions for the repayment or purchase by the Company at the option of the Holder, if any.

                              6.    Settlement date.

                              7.    Issue price.

                              8. Agent's commission, determined as provided in Section 2(a) of the Distribution Agreement.

                        B. The Company will assign a CUSIP number to such Book-Entry Note and will advise BNY by facsimile transmission or other mutually acceptable means of the information set forth in Settlement Procedure "A" above and the name of such Agent and the CUSIP number assigned to such Book-Entry Note. The Company will notify the Agent of such CUSIP number by telephone as soon as practicable. Each such communication by the Company shall constitute a representation and warranty by the Company to BNY and each Agent that (i) such Secured Note is then, and at the time of issuance and sale thereof will be, duly authorized for issuance and sale by the Company, (ii) the Global Security representing such Secured Note will conform with the terms of the Mortgage pursuant to which such Secured Note and Global Security are issued and (iii) upon authentication and delivery of such Global Security, the aggregate principal amount of all Secured Notes initially offered issued under the Mortgage together with the Unsecured Notes (as defined in the Distribution Agreement) will not exceed $80,000,000 (except for Global Securities or Secured Notes represented by and authenticated and delivered in exchange for or in lieu of Secured Notes in accordance with the Mortgage).

                        C. BNY will enter a pending deposit message through DTC's Participant Terminal System, providing the following settlement information to DTC, which shall route such information to such Agent and Standard & Poor's Corporation:

                              1. The information set forth in Settlement Procedure "A".

                              2.    CUSIP number of the Global Security
                                    representing such Secured Note.

                              3. Whether such Global Security will represent any other Book-Entry Note (to the extent known at such time).

                        D.    The Mortgage Trustee will complete and
                              authenticate the Global Security representing such Secured Note.

                        E. It is expected that DTC will credit such Secured Note to BNY's participant account at DTC.

                        F. BNY will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC to (i) debit such Secured Note to BNY's participant account and credit such Secured Note to such Agent's participant account and (ii) debit such Agent's settlement account and credit BNY's settlement account for an amount equal to the price of such Secured Note less such Agent's commission. The entry of such a deliver order shall constitute a representation and warranty by BNY to DTC that (a) the Global Security representing such Book-Entry Note has been issued and authenticated and (b) BNY is holding such Global Security pursuant to the MTN Certificate Agreement.

                        G. Such Agent will enter an SDFS deliver order through DTC's Participant Terminal System instructing DTC (i) to debit such Secured Note to such Agent's participant account and credit such Secured Note to the participant accounts of the Participants with respect to such Secured Note and (ii) to debit the settlement accounts of such Participants and credit the settlement account of such Agent for an amount equal to the price of such Secured Note.

                        H. Transfers of funds in accordance with SDFS deliver orders described in Settlement Procedures "F" and "G" will be settled in accordance with SDFS operating procedures in effect on the settlement date.

                        I. BNY will, upon confirming receipt of such funds from the Agent, wire transfer to the account of the Company maintained at The Bank of New York (for credit to Central Hudson Gas & Electric Corporation, Account No. 8751004282) in immediately available funds in the amount transferred to BNY in accordance with Settlement Procedure "F".

                        J. Such Agent will confirm the purchase of such Secured Note to the purchaser either by transmitting to the Participants with respect to such Secured Note a confirmation order or orders through DTC's institutional delivery system or by mailing a written confirmation to such purchaser.

Settlement              For orders of Book-Entry Notes solicited by an Agent,
Procedures              as agent, and accepted by the Company for  settlement
Timetable:              on the first Business Day after the sale date,

                        Settlement Procedures "A" through "J" set forth above shall be completed as soon as possible but not later than the respective times (New York City time) set forth below:

                        Settlement
                        Procedure                      Time
                        ---------                      ----
                        A                  11:00 A.M. on the sale date
                        B                  12:00 Noon on the sale date
                        C                   5:00 P.M. on the sale date
                        D                   3:00 P.M. on the sale date
                        E                   8:05 A.M. on the settlement date
                        F-G                 3:00 P.M. on the settlement date
                        H                   4:45 P.M. on the settlement date
                        I-J                 5:00 P.M. on the settlement date

                        If a sale is to be settled more than one Business Day after the sale date, Settlement Procedures "A," "B" and "C" shall be completed as soon as practicable but no later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date with respect to Settlement Procedures "A" and "B," respectively, and no later than 5:00 P.M. on the first Business Day after the sale date, with respect to Settlement Procedure "C". Settlement Procedure "D" shall occur no later than 3:00 P.M. on the last Business Day prior to the settlement date. Settlement Procedures "H" and "I" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                        If settlement of a Book-Entry Note is rescheduled or canceled, the Company will instruct BNY to deliver to DTC a cancellation message to such effect by no later than 12:00 Noon on the Business Day immediately preceding the scheduled settlement date and BNY will enter such message no later than 2:00 P.M. through DTC's Participation Terminal System.

Monthly                 Monthly, the Mortgage Trustee will
Reports:                send to the Company a statement setting forth the
                        principal amount of Secured Notes outstanding as of that date under the Mortgage and setting forth a brief description of any sales of which the Company has advised the Mortgage
                        Trustee but which have not yet been settled.

Failure to              If BNY or the Agent fails to enter
Settle:                 an SDFS deliver order with respect to a Book-Entry Note
                        pursuant to Settlement Procedure "F" or "G," BNY may upon the approval of the Company deliver to DTC, through DTC's Participant Terminal System, as soon as practicable, a withdrawal message instructing DTC to debit such Secured Note to BNY's participant account, provided that BNY's participant account contains a principal amount of the Global Security representing such Secured Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry
                        Notes represented by a Global Security, BNY will mark such Global Security "canceled", make appropriate entries in BNY's records and send such canceled Global
                        Security to the Company. The CUSIP number assigned to such Global Security shall, in accordance with CUSIP
                        Service Bureau procedures, be canceled and not reassigned until the Book-Entry Notes represented by such Global Security have matured or been redeemed. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, BNY will exchange such Global Security for another Global Security, which shall represent the Book-Entry Notes previously represented by the surrendered Global Security with respect to which a withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                        If the purchase price for any Book-Entry Note is not timely paid to the Participants with respect to such Secured Note by the beneficial purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Secured Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement

                        Procedures "G" and "F", respectively. Thereafter, BNY will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, then the Company will reimburse such Agent or BNY as applicable on an equitable basis for the loss of the use of funds during the period when they were credited to the account of the Company.

                        Notwithstanding the foregoing, upon any failure to settle with respect to a Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Mortgage Trustee will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.




PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES


     BNY will serve as registrar in connection with the Certificated Notes.


Maturities:             Each Certificated Note will mature on a date not less
                        than one year and not more than 30 years after the date of delivery by the Company of such Secured Note.

Price to                Each Certificated Note will be issued at the percentage
Public:                 of principal amount specified in the Prospectus
                        relating to such Secured Note.

Denominations:          The denomination of any Certificated Note will be a
                        minimum of $1,000 or any amount
                        in excess thereof which is an integral multiple of $1,000.

Registration:           Certificated Notes will be issued only in fully
                        registered form.

Interest:               General.  Interest on each Certificated Note will
                        accrue from and including the original issue date of, or the last date to which interest has been paid on, such Secured Note. Each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date or the Maturity
                        Date or, upon earlier redemption, the Redemption Date, as the case may be. Interest payable on the Maturity
                        Date or the Redemption Date of a Certificated Note will be payable to the person to whom the principal of such Secured Note is payable.

                        Record Dates. Unless otherwise set forth in the applicable Pricing Supplement, the record dates with respect to the Interest Payment Dates shall be the Regular Record Dates.

                        Interest Payment Dates. Interest payments on Certificated Notes will be made semi-annually on each Interest Payment Date and on the Maturity Date or the Redemption Date; provided, however, that in the case of a Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Payments of             Interest will be payable to the person in whose name
Principal and           a Certificated Note is registered at the close of
Interest:               business on the Regular Record Date next
                        preceding an Interest Payment Date; provided, however, that, in the case of a Certificated Note originally issued between a Regular Record Date and an Interest
                        Payment Date, the first payment of interest will be made on the Interest Payment Date following the next succeeding Regular Record Date to the person in whose name such Secured Note was registered at the close of business on such next Regular Record Date. Unless other arrangements are made acceptable to the Company, all interest payments (excluding interest payments made on the Maturity Date or the Redemption
                        Date) on a Certificated Note will be made by check mailed to the person entitled thereto as provided above.

                        BNY will pay the principal amount of each Certificated Note on the Maturity Date upon presentation of such Certificated Note to BNY. Such payment, together with payment of interest due on the Maturity Date, will be made from funds deposited with BNY by the Company.

                        BNY will be responsible for withholding taxes on interest paid on Certificated Notes as required by applicable law.

                        Within 10 days following each Regular Record Date, the Mortgage Trustee will inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Mortgage Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Settlement:             The settlement date with respect to any offer to
                        purchase Certificated Notes accepted by the Company will be a date on or before the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser, the Mortgage Trustee and the Company and shall be specified upon acceptance of such offer. The Company will instruct the Mortgage Trustee to effect delivery of each Certificated Note no later than 1:00 P.M. (New York City time) on the settlement date to the Presenting Agent (as defined under "Preparation of Pricing Supplement" in Part III below) for delivery to the purchaser.

Settlement              For each offer to purchase a Certificated Note that
Procedures:             is accepted by the Company, the Presenting Agent will
                        provide (unless provided by the purchaser directly to the Company) by telephone and facsimile transmission or other mutually acceptable means the following information to the Company:

                         1. Name in which such Secured Note is to be registered (the "Registered Owner").

                         2.   Address of the Registered Owner and, if
                              different, address for payment of principal and interest.

                         3. Taxpayer identification number of the Registered Owner.

                         4.   Principal amount.

                         5.   Maturity Date.

                         6.   Interest rate.

                         7.   Interest Payment Dates.

                         8. Redemption provisions, if any, or provisions for the repayment or repurchase by the Company at the option of the Holder, if any.

                         9.   Settlement date.

                        10.   Issue price.

                        11.   Agent's commission, determined as provided in
                              Section 2(a) of the Distribution Agreement.

                        The Presenting Agent will advise the Company of the foregoing information (unless provided by the purchaser directly to the Company) for each offer to purchase a Certificated Note solicited by such Agent and accepted by the Company in time for the Mortgage Trustee to prepare and authenticate the required Certificated Note. Before accepting any offer to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Mortgage Trustee will have adequate time to prepare and authenticate such Secured Note. After receiving from the Presenting Agent the details for each offer to purchase a Certificated Note that has been accepted by the Company, the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Mortgage Trustee, including the information provided by the Presenting Agent necessary for the preparation and authentication of such Secured Note.

Note Deliveries         Upon receipt of appropriate documentation and
and Cash Payment:       instructions, the Company will cause the Mortgage
                        Trustee to prepare and authenticate the pre-printed
                        4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Presenting Agent and the Mortgage Trustee:

                        1.    Note with customer receipt.

                        2.    Stub 1 - For the Presenting Agent.

                        3.    Stub 2 - For the Company.

                        4.    Stub 3 - For the Mortgage Trustee.

                        Each Certificated Note shall be authenticated on the settlement date therefor. The Mortgage Trustee will authenticate each Certificated Note and deliver it (with the confirmation) to the Presenting Agent (and deliver the stubs as indicated above), all in accordance with written or electronic instructions (or oral instructions confirmed in writing (which may be given by facsimile transmission) on the next Business
                        Day) from the Company. Delivery by the Mortgage Trustee of each Certificated Note will be made in accordance with said instructions against receipts therefor and in connection with contemporaneous receipt by the Company from the Presenting Agent on the settlement date in immediately available funds of an amount equal to the issue price of such Secured Note less the Presenting Agent's commission.

                        Upon verification ("Verification") by the Presenting Agent that a Certificated Note has been prepared and properly authenticated by the Mortgage Trustee and registered in the name of the purchaser in the proper principal amount and other terms in accordance with the aforementioned confirmation, payment will be made to the Company by the Presenting Agent the same day as the Presenting Agent's receipt of the Certificated Note in immediately available funds. Such payment shall be made by the Presenting Agent only upon prior receipt by the Presenting Agent of immediately available funds from or on behalf of the purchaser unless the Presenting Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

                        Upon delivery of a Certificated Note to the Presenting Agent, Verification by the Presenting Agent and the giving of instructions for payment, the Presenting Agent shall promptly deliver such Secured Note to the purchaser.

                        In the event any Certificated Note is incorrectly prepared, the Mortgage Trustee shall promptly issue a replacement Certificated Note in exchange for such incorrectly prepared Secured Note.

Failure                 If the Presenting Agent, at its own
to Settle:              option, has advanced its own funds for payment against
                        subsequent receipt of funds from the purchaser, and if the purchaser shall fail to make payment for the Certificated Note on the Settlement Date therefor, the Presenting Agent will promptly notify the Mortgage
                        Trustee and the Company by telephone, promptly confirmed in writing (but no later than the next
                        Business Day). In such event, the Company shall promptly provide the Mortgage Trustee with appropriate documentation and instructions consistent with these procedures for the return of the Certificated Note to the Mortgage Trustee and the Presenting Agent will promptly return the Certificated Note to the Mortgage
                        Trustee.  Upon (i) confirmation from the Mortgage
                        Trustee in writing (which may be given by facsimile transmission) that the Mortgage Trustee has received the Certificated Note and upon (ii) confirmation from the Presenting Agent in writing (which may be given by facsimile transmission) that the Presenting Agent has not received payment from the purchaser (the matters referred to in clauses (i) and (ii) are referred to hereinafter as the "Confirmations"), the Company will promptly pay to the Presenting Agent an amount in immediately available funds equal to the amount previously paid by the Presenting Agent in respect of such Secured Note.
                        Assuming receipt of the Certificated Note by the Mortgage Trustee and of the Confirmations by the Company, such payment will be made on the settlement date, if reasonably practical, and in any event not later than the Business Day following the date of receipt of the Certificated Note and Confirmations. If a purchaser shall fail to make payment for the Certificated Note for any reason other than the failure of the Presenting Agent to provide the necessary information to the Company as described above for settlement or to provide a confirmation to the purchaser within a reasonable period of time as described above or otherwise to satisfy its obligation hereunder or in the Distribution Agreement, and if the Presenting Agent shall have otherwise complied with its obligations hereunder and in the Distribution
                        Agreement, the Company will reimburse the Presenting
                        Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                        Immediately upon receipt of the Certificated Note in respect of which the failure occurred, the Mortgage Trustee will void such Secured Note, make appropriate entries in its records and send such canceled Secured Note to the Company; and upon such action, the Certificated Note will be deemed not to have been issued, authenticated and delivered.


PART III:  ADMINISTRATIVE PROCEDURES APPLICABLE TO BOTH
           BOOK-ENTRY NOTES AND CERTIFICATED NOTES


Calculation of          Interest on Secured Notes (including interest for
Interest:               partial periods) will be calculated on the basis of a
                        360-day year of twelve thirty-day months.

                        (Examples of interest calculations are as follows: The period from August 15, 1990 to February 15, 1991 equals 6 months and 0 days, or 180 days; the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Secured Note. The period from September 17, 1990 to February 15, 1991 equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Secured Note.)

Procedure for           The Company and the Agents will discuss from time
Rate Setting            to time the aggregate amount of, the issuance price of,
and Posting:            and the interest rates to be borne by, Secured  Notes
                        that may be sold as a result of the solicitation of offers by the Agents. If the Company decides to set prices of, and rates borne by, any Secured Notes in respect of which the Agents are to solicit offers
                        (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance              If the Company posts prices and rates
of Offers:              as provided above, each Agent as agent for and on
                        behalf of the Company, shall promptly accept offers received by such Agent to purchase Secured Notes at the prices and rates so posted, subject to (i) any instructions from the Company received by such Agent concerning the aggregate principal amount of such Secured Notes to be sold at the prices and rates so posted or the period during which such posted prices and rates are to be in effect, (ii) any instructions from the Company received by such Agent changing or revoking any posted prices and rates, (iii) compliance with the securities laws of the United States and all other jurisdictions and (iv) such Agent's right to reject any such offer as provided below.

                        If the Company does not post prices and rates and an Agent receives an offer to purchase Secured Notes or, if while posted prices and rates are in effect, an Agent receives an offer to purchase Secured

                        Notes on terms other than those posted by the Company, such Agent will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Secured Notes. The Company may reject any such offer in whole or in part.

                        Each Agent may, in its discretion reasonably exercised, reject any offer to purchase Secured Notes received by it in whole or in part.

Preparation             If any offer to purchase a Secured Note is accepted by
of Pricing              the Company, the Company with the approval of the Agent
Supplement:             that presented such offer (the "Presenting Agent"),
                        will prepare a pricing supplement (a "Pricing
                        Supplement") reflecting the terms of such Secured Note and will arrange to have a copy electronically filed with the Commission in accordance with the applicable paragraph of Rule 424 under the Act and the provisions of Regulation S-T thereunder, and will supply at least 10 copies thereof (or additional copies if requested) to the Presenting Agent. The Presenting
                        Agent will cause a Prospectus and Pricing Supplement to be delivered to the purchaser of such Secured Note.

                        In each instance that a Pricing Supplement is prepared, the Agents will affix the Pricing Supplement to Prospectuses prior to their use. Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Suspension of           The Company may instruct the Agents to suspend at
Solicitation;           any time, for any period of time or
Amendment or            permanently, the solicitation of offers to
Supplement of           purchase Secured Notes. Upon receipt of such
Prospectus:             instructions from the Company, the Agents will
                        forthwith suspend solicitation of offers to purchase
                        Secured Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                        If the Company decides to amend or supplement the Registration Statement (as defined in Section 1(c) of the

                        Distribution Agreement) or the Prospectus (except for a supplement relating to an offering of securities other than the Secured Notes), it will promptly advise the Agents and the Mortgage Trustee and will furnish the Agents with the proposed amendment or supplement in accordance with the terms of, and its obligations under, the Distribution Agreement. The Company will, consistent with such obligations, promptly advise each Agent and the Mortgage Trustee whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such Prospectus and Prospectus Supplement as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus, Prospectus Supplement and Pricing Supplement may not be so delivered.

                        The Company will file with the Commission any supplement to the Prospectus relating to the Secured Notes, provide the Agents with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424.

Confirmation:           For each offer to purchase a Secured Note solicited by
                        an Agent and accepted by or on behalf of the Company, the Presenting Agent will issue a confirmation to the purchaser, with a copy to the Company, setting forth the details set forth above and delivery and payment instructions.

Paying Agent Not        Nothing herein shall be deemed to
to Risk Funds:          require the Mortgage Trustee to risk or expend its own
                        funds in connection with any payment to the Company, DTC, the Agents or the purchaser or a holder, it being understood by all parties that payments made by the Mortgage Trustee to the Company, DTC, the Agents or a holder shall be made only to the extent that funds are provided to the Mortgage Trustee for such purpose.

Authenticity            The Company will cause the Mortgage Trustee to furnish
of Signatures:          the Agents from time to time with the specimen
                        signatures of each of the Mortgage Trustee's officers, employees or agents who has been authorized by the Mortgage Trustee's to authenticate Secured
                        Notes, but the Agents will have no obligation or liability to the Company or the Mortgage Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Mortgage Trustee on any such Secured Note.

Payment of              Each Agent shall forward to the Company, on a
Expenses:               monthly basis, a statement of the reasonable
                        out-of-pocket expenses incurred by such Agent during that month which are reimbursable to it pursuant to the terms of the Distribution Agreement. The Company will remit payment to the Agents currently on a monthly basis.

Delivery of             A copy of the Prospectus, Prospectus Supplement and
Prospectus:             Pricing Supplement relating to a Secured Note must
                        accompany or precede the earliest of any written offer of such Secured Note, confirmation of the purchase of such Secured Note or payment for such Secured Note by its purchaser. If notice of a change in the terms of the Secured Notes is received by an Agent between the time an order for a Secured Note is placed and the time written confirmation thereof is sent by such Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus, Prospectus Supplement and Pricing Supplement setting forth the terms in effect when the order was placed. Subject to "Suspension of Solicitation; Amendment or Supplement of Prospectus" above, each Agent will deliver a Prospectus, Prospectus
                        Supplement and Pricing Supplement as herein described with respect to each Secured Note sold by it.

                                                                       EXHIBIT B
                                                                           WSP&R
                                                                           DRAFT
                                                                         11/3/94





                   Central Hudson Gas & Electric Corporation

                          Medium-Term Notes, Series B
                           Administrative Procedures


                 Medium-Term Notes, Series B (the "Unsecured Notes"), are to be offered on a continuing basis by Central Hudson Gas & Electric Corporation (the "Company"). Kidder, Peabody & Co. Incorporated and Smith Barney Inc., as agents (each an "Agent" and collectively the "Agents"), have agreed to use their reasonable best efforts to solicit offers to purchase the Unsecured Notes. The Unsecured Notes are being sold pursuant to a Distribution Agreement between the Company and the Agents dated _______, 199_ (the "Distribution Agreement") to which these administrative procedures are attached as an exhibit.

                 The Unsecured Notes will be issued under the Company's Indenture, dated as of April 1, 1992 (the "Indenture"), to First Trust of New York, National Association ("First Trust"), as successor to Morgan Guaranty Trust Company of New York, as trustee (the "Indenture Trustee"). First Trust will act as the paying agent (the "Paying Agent") for the payment of principal and premium, if any, and interest on the Unsecured Notes and will perform, as the Paying Agent, unless otherwise specified, the other duties specified herein.

                 The Unsecured Notes will rank equally and ratably with all other unsecured and unsubordinated indebtedness of the Company. The Unsecured Notes have been registered with the Securities and Exchange Commission (the "Commission") and will bear interest at either fixed rates ("Fixed Rate Notes") or variable rates ("Floating Rate Notes").

                 Each Unsecured Note will be represented by either a Global Security (as defined hereinafter) delivered to First Trust, as agent for The Depository Trust Company ("DTC"), and recorded in the book-entry system maintained by DTC (a "Book-Entry Note") or a certificate delivered to the holder thereof or a person designated by such holder (a "Certificated Note"). Except as set forth in the Prospectus (as defined in Section 1(c) of the Distribution Agreement), (i) each Unsecured Note will be initially issued as a Book-Entry Note and (ii) an owner of a

Book-Entry Note will not be entitled to receive a certificate representing such Unsecured Note.

                 The procedures to be followed during, and the specific terms of, the solicitation of offers by the Agents and the sale as a result thereof by the Company are explained below. Book-Entry Notes will be issued in accordance with the administrative procedures set forth in Part I hereof and Certificated Notes will be issued in accordance with the administrative procedures set forth in Part II hereof. Administrative procedures applicable to both Book-Entry Notes and Certificated Notes are set forth in Part III hereof. Administrative responsibilities, document control and record-keeping functions will be handled for the Company by its Controller and Treasurer. The Company will promptly advise the Agents and the Indenture Trustee in writing of those persons handling administrative responsibilities with whom the Agents and the Indenture Trustee are to communicate regarding offers to purchase Unsecured Notes and the details of their delivery.

                 To the extent the procedures set forth below conflict with the provisions of the Unsecured Notes, the Indenture or the Distribution Agreement, the relevant provisions of the Unsecured Notes, the Indenture and the Distribution Agreement shall control. Unless otherwise defined herein, terms defined in the Indenture shall be used herein as therein defined.



PART I:  ADMINISTRATIVE PROCEDURES FOR BOOK-ENTRY NOTES

                 In connection with the qualification of the Book-Entry Notes for eligibility in the book-entry system maintained by DTC, First Trust will perform the custodial, document control and administrative functions described below, in accordance with its respective obligations under a Letter of Representations to be delivered from the Company and First Trust to DTC and a Medium-Term Note Certificate Agreement between First Trust, National Association, and DTC, dated as of January 31, 1991 (the "MTN Certificate Agreement"), and its obligations as a participant in DTC, including DTC's Same-Day Funds Settlement System ("SDFS").

Issuance:                             On any date of settlement (as defined
                                      under "Settlement" below) for one or more
                                      Book-Entry Notes, the Company will issue a single global security in fully registered form without coupons (a
                                      "Global Security") representing up to
                                      $80,000,000 principal amount of all such Unsecured Notes that have the same date of maturity, ("Maturity Date"), redemption provisions, if any, provisions for the repayment or purchase by the Company at the option of the Holder, if any, Interest Payment Dates,

                                      Original Issue Date, and, in the case of Fixed Rate Notes, interest rate, and, in the case of Floating Rate Notes, Initial Interest Rate, Base Rate, Index Maturity, Interest Reset Period, Interest Reset Dates, Rate Determination Dates, Interest Payment Period, Spread or Spread Multiplier, if any, Minimum Interest Rate, if any, and Maximum Interest Rate, if any (in each case, and for all purposes of these administrative procedures, as defined in the Prospectus) (collectively, the "Terms"). Each Global Security will be dated and issued as of the date of its authentication by the Indenture Trustee. No Global Security will represent any Certificated Note.

Identification                        The Company has arranged with the
Numbers:                              CUSIP Service Bureau of Standard & Poor's
                                      Corporation (the "CUSIP Service Bureau") for the reservation of one series of CUSIP numbers (including tranche numbers), which series consists of approximately 900 CUSIP numbers and relates to Global Securities representing the Book-Entry Notes. The Company has obtained from the CUSIP Service Bureau a written list of such series of reserved
                                      CUSIP numbers and has delivered to DTC
                                      and the Indenture Trustee a written list of 900 CUSIP numbers of such series. The
                                      Company will assign CUSIP numbers to
                                      Global Securities as described below
                                      under Settlement Procedure "B".  It is
                                      expected that DTC will notify the CUSIP
                                      Service Bureau periodically of the CUSIP numbers that the Company has assigned to Global Securities. At any time when fewer than 100 of the reserved CUSIP numbers of the series remain unassigned to Global Securities, the Indenture
                                      Trustee shall so advise the Company and, if it deems necessary, the Company will reserve additional CUSIP numbers for assignment to Global Securities representing Book-Entry Notes. Upon obtaining such additional CUSIP numbers, the Company shall deliver a list of such additional CUSIP numbers to the Indenture
                                      Trustee and DTC.

Registration:                         Each Global Security will be registered
                                      in the name of Cede & Co., as nominee for DTC, on the Security Register maintained under the Indenture. It is expected that the beneficial owner of a Book-Entry Note
                                      (or one or more indirect participants in DTC designated by such owner) will designate one or more participants in DTC
                                      (with respect to such Unsecured Note, the "Participants") to act as agent or agents for such owner in connection with the book-entry system maintained by DTC, and it is expected that DTC will record in book-entry form, in accordance with instructions provided by such
                                      Participants, a credit balance with
                                      respect to such beneficial owner in such Unsecured Note in the account of such Participants. The ownership interest of such beneficial owner in such Unsecured
                                      Note will be recorded through the records of such Participants or through the separate records of such Participants and one or more indirect participants in DTC.

Transfers:                            Transfers of a Book-Entry Note will be
                                      accomplished by book entries made by DTC and, in turn, by Participants (and in certain cases, one or more indirect participants in DTC) acting on behalf of beneficial transferees and transferors of such Unsecured Note.

Consolidations:                       Upon receipt of written instructions from
                                      the Company, First Trust may deliver to
                                      DTC and the CUSIP Service Bureau at any
                                      time a written notice of consolidation (a copy of which shall be attached to the resulting Global Security) specifying (i) the CUSIP numbers of two or more
                                      Outstanding Global Securities that
                                      represent Book-Entry Notes having the
                                      same Terms and for which interest has
                                      been paid to the same date, (ii) a date, occurring at least thirty days after such written notice is delivered and at least thirty days before the next Interest
                                      Payment Date for such Book-Entry Notes,
                                      on which such Global Securities shall be exchanged for a single replacement Global
                                      Security and (iii) a new CUSIP number to be assigned to such replacement Global
                                      Security. Upon receipt of such a notice, it is expected that DTC will send to its participants (including First Trust) a written reorganization notice to the effect that such exchange will occur on such date.

                                      Prior to the specified exchange date,
                                      First Trust will deliver to the CUSIP
                                      Service Bureau a written notice setting
                                      forth such exchange date and the new
                                      CUSIP number and stating that, as of such exchange date, the CUSIP numbers of the Global Securities to be exchanged will no longer be valid. On the specified exchange date, First Trust will exchange such Global Securities for a single Global Security bearing the new CUSIP number, and the CUSIP numbers of the exchanged Global Securities will, in accordance with CUSIP Service Bureau procedures, be canceled and not reassigned until the Book-Entry Notes represented by such exchanged Global Securities have matured or been redeemed.

Maturities:                           Each Book-Entry Note will mature on a
                                      date not less than one year nor more than 30 years after the date of settlement for such Unsecured Note.

Denominations:                        Book-Entry Notes will be issued in
                                      principal amounts of $1,000 or any amount in excess thereof that is an integral multiple of $1,000. Global Securities will be denominated in principal amounts not in excess of $80,000,000.

Interest:                             General.  Interest on each Book-Entry
                                      Note will accrue from and including the
                                      original issue date of, or the last date to which interest has been paid on, the Global Security representing such
                                      Unsecured Note. Each payment of interest on a Book-Entry Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the Regular Record Date (as defined below) immediately preceding the
                                      Interest Payment Date) or the Maturity
                                      Date or, upon earlier redemption or
                                      repayment, the date of such redemption or repayment (the "Redemption Date"), as the case may be. Interest payable on the Maturity Date or the Redemption Date of a Book-Entry Note will be payable to the person to whom the principal of such Unsecured Note is payable. Standard &
                                      Poor's Corporation will use the
                                      information received in the
                                      pending deposit message described under
                                      Settlement Procedure "C" below in order
                                      to include the amount of any interest
                                      payable and certain other information
                                      regarding the related Global Security in the appropriate weekly bond report published by Standard & Poor's
                                      Corporation.

                                      Record Dates.  The record date with
                                      respect to any Interest Payment Date
                                      shall be the December 15 or June 15, as
                                      the case may be (whether or not a
                                      Business Day) immediately preceding such
                                      Interest Payment Date (each a "Regular
                                      Record Date").

                                      Fixed Rate Book-Entry Notes.  Interest
                                      payments on Fixed Rate Book-Entry Notes
                                      will be made semi-annually on January 1
                                      and July 1 of each year and on the
                                      Maturity Date or the Redemption Date;
                                      provided, however, that in the case of a Fixed Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                      Floating Rate Book-Entry Notes. Interest payments will be made on Floating Rate Book-Entry Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Book-Entry Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to Settlement Procedure "A" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to Settlement Procedure "A" below; provided, however, that if an Interest Payment Date for Floating Rate Book-Entry Notes would otherwise be a day that is not a Business Day (as defined in the Prospectus) with respect to such Floating Rate Book-Entry Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Book-Entry Notes, except in the case of a Floating Rate Book-Entry Note for which the rate base is LIBOR, if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day; provided further, however, that in the case of a Floating Rate Book-Entry Note issued between a Regular Record Date and an Interest Payment Date the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.


Payments of                           Payment of Interest Only.  Promptly
Principal and                         after each Regular Record Date, the
Interest:                             Paying Agent will deliver to the Company
                                      and DTC a written notice specifying by
                                      CUSIP number the amount of interest to be paid on each Global Security on the following Interest Payment Date (other than an Interest Payment Date coinciding with the Maturity Date) and the total of such amounts. It is expected that DTC will confirm the amount payable on each Global Security on such Interest Payment
                                      Date by reference to the appropriate
                                      (daily or weekly) bond reports published by Standard & Poor's Corporation. The
                                      Company will pay to the Paying Agent the total amount of interest due on such Interest Payment Date (other than on the
                                      Maturity Date), and the Paying Agent will pay such amount to DTC at the times and in the manner set forth under "Manner of Payment" below. If any Interest Payment
                                      Date for a Book-Entry Note is not a
                                      Business Day, the payment due on such day shall be made on the next succeeding
                                      Business Day, except that, if such
                                      Unsecured Note is a LIBOR Note and such
                                      next succeeding Business Day is in the
                                      next succeeding calendar month, such
                                      payment will be made on the immediately
                                      preceding Business Day; and no interest
                                      shall accrue on such payment for the
                                      period from and after such Interest
                                      Payment Date.

                                      Payments on Maturity Date, Etc.  On or
                                      about the first Business Day of each
                                      month, the Paying Agent will deliver to
                                      the Company and DTC a written list of
                                      principal and, to the extent known at
                                      such time, interest to be paid on each
                                      Global Security maturing either on the
                                      Maturity Date or the Redemption Date in
                                      the following month. The Company and DTC will confirm with the Paying Agent the amounts of such principal and interest payments with respect to each such Global Security on or about the fifth Business Day preceding the Maturity Date or the Redemption Date, as the case may be, of such Global Security. The Company will pay to the Paying Agent the principal amount of such Global Security, together with interest due on such Maturity Date or Redemption Date in the manner set forth below under "Manner of Payment". The Paying Agent will pay such amounts to DTC at the times and in the manner set forth below under "Manner of Payment".
                                      If the Maturity Date or the Redemption
                                      Date of a Global Security representing
                                      Book-Entry Notes is not a Business Day,
                                      the payment due on such day shall be made on the next succeeding Business Day, except that, if such Unsecured Note is a LIBOR Note and such next succeeding Business Day is in the next succeeding calendar month, such payment will be made on the immediately preceding Business Day; and no interest shall accrue on such payment for the period from and after such Maturity Date or the Redemption Date. Promptly after payment to DTC of the principal and interest due at the Maturity Date or the Redemption Date of such Global Security, the Paying Agent will cancel such Global Security in accordance with the terms of the Indenture.

                                      Manner of Payment.  The total amount of
                                      any principal and interest due on Global
                                      Securities on any Interest Payment Date
                                      or on the Maturity Date or the Redemption
                                      Date shall be paid by the Company to the Paying Agent in immediately available funds for use by the Paying Agent no later than 9:30 A.M. (New York City time) on such date. The Company will make such payment on such Global Securities by wire transfer to the Paying Agent or by the Paying Agent's debiting the account of the Company maintained with the Paying Agent.

                                      The Company will confirm such
                                      instructions in writing to the Paying
                                      Agent.  Prior to 10:00 A.M. (New York
                                      City time) on each Maturity Date or
                                      Redemption Date or as soon as reasonably possible thereafter, the Paying Agent will pay by separate wire transfer (using Fedwire message entry instructions in a form previously agreed to with DTC) to an account at the Federal Reserve Bank of New York previously agreed to with DTC, in funds available for immediate use by DTC, each payment of principal (together with interest thereon) due on Global Securities on any Maturity Date or Redemption Date. On each Interest Payment Date, interest payments shall be made to DTC in same day funds in accordance with existing arrangements between the Paying Agent and DTC. Thereafter, on each such date, it is expected that DTC will pay, in accordance with its SDFS operating procedures then in effect, such amounts in funds available for immediate use to the respective Participants in whose names the Book-Entry Notes represented by such Global Securities are recorded in the book-entry system maintained by DTC. Neither the Company nor the Paying Agent shall have any responsibility or liability for the payment by DTC to such Participants of the principal of and interest on the Book-Entry Notes.

                                      Withholding Taxes.  The amount of any
                                      taxes required under applicable law to be withheld from any interest payment on a Book-Entry Note will be determined and withheld by the Participant, indirect participant in DTC or other person responsible for forwarding payments and materials directly to the beneficial owner of such Unsecured Note.

Settlement:                           The receipt by the Company of immediately
                                      available funds in payment for a
                                      Book-Entry Note and the authentication
                                      and issuance of the Global Security
                                      representing such Unsecured Note shall
                                      constitute "settlement" with respect to
                                      such Unsecured Note. All orders accepted by the Company will be settled on the fifth Business Day following the date of sale of a Book-Entry Note unless the

                                      Company, the Indenture Trustee and the
                                      purchaser agree to settlement on another day that shall be no earlier than the next Business Day.

Settlement                            Settlement Procedures with regard to
Procedures:                           each Book-Entry Note sold by the Company
                                      through an Agent, as agent, shall be as
                                      follows:

                                      A.      Such Agent will advise the
                                              Company by telephone, followed by
                                              facsimile transmission, of the
                                              following settlement information:

                                              1.       Principal amount.

                                              2.       Maturity Date.

                                              3.       In the case of a Fixed
                                                       Rate Book-Entry Note,
                                                       the interest rate, or,
                                                       in the case of a
                                                       Floating Rate Book-Entry
                                                       Note, the Initial
                                                       Interest Rate (if known
                                                       at such time), Base
                                                       Rate, Index Maturity,
                                                       Interest Reset Period,
                                                       Interest Reset Dates,
                                                       Rate Determination
                                                       Dates, Interest
                                                       Payment Period, Spread or
                                                       Spread Multiplier (if
                                                       any), Minimum Interest
                                                       Rate (if any) and
                                                       Maximum Interest Rate
                                                       (if any).

                                              4.       Interest Payment Dates.

                                              5.       Redemption provisions,
                                                       if any, or provisions
                                                       for the repayment or
                                                       purchase by the Company
                                                       at the option of the
                                                       Holder, if any.

                                              6.       Settlement date.

                                              7.       Issue price.

                                              8.       Agent's commission,
                                                       determined as provided
                                                       in Section 2(a) of the
                                                       Distribution Agreement.

                                      B.      The Company will assign a CUSIP
                                              number to such Book-Entry Note
                                              and will advise First Trust by
                                              facsimile transmission or other
                                              mutually
                                              acceptable means of the
                                              information set forth in
                                              Settlement Procedure "A" above,
                                              the name of such Agent and the
                                              CUSIP number assigned to such
                                              Book-Entry Note.  The Company
                                              will notify the Agent of such
                                              CUSIP number by telephone as soon
                                              as practicable.  Each such
                                              communication by the Company
                                              shall constitute a representation
                                              and warranty by the Company to
                                              First Trust and each Agent that
                                              (i) such Unsecured Note is then,
                                              and at the time of issuance and
                                              sale thereof will be, duly
                                              authorized for issuance and sale
                                              by the Company, (ii) the Global
                                              Security representing such
                                              Unsecured Note will conform with
                                              the terms of the Indenture
                                              pursuant to which such Unsecured
                                              Note and Global Security are
                                              issued and (iii) upon
                                              authentication and delivery of
                                              such Global Security, the
                                              aggregate principal amount of all
                                              Unsecured Notes initially offered
                                              issued under the Indenture will
                                              not exceed $80,000,000 (except
                                              for Global Securities or
                                              Unsecured Notes represented by
                                              and authenticated and delivered
                                              in exchange for or in lieu of
                                              Unsecured Notes in accordance
                                              with the Indenture).

                                      C.      First Trust will enter a pending
                                              deposit message through DTC's
                                              Participant Terminal System,
                                              providing the following
                                              settlement information to DTC,
                                              which shall route such
                                              information to such Agent and
                                              Standard & Poor's Corporation:

                                              1.       The information set
                                                       forth in Settlement
                                                       Procedure "A".

                                              2.       Identification of such
                                                       Unsecured Note as a Fixed
                                                       Rate Book-Entry Note or a
                                                       Floating Rate Book-Entry
                                                       Note.

                                              3.       Initial Interest Payment
                                                       Date for such Unsecured
                                                       Note, number of days by
                                                       which such date succeeds
                                                       the related Regular
                                                       Record Date (which, in
                                                       the case of Floating Rate
                                                       Notes that
                                                       reset daily or weekly,
                                                       shall  be the DTC Record
                                                       Date, which is the date
                                                       five calendar days
                                                       immediately preceding
                                                       the applicable Interest
                                                       Payment Date and, in the
                                                       case of all other
                                                       Unsecured Notes, shall
                                                       be the Regular Record
                                                       Date as defined in the
                                                       Unsecured Note) and
                                                       amount of interest
                                                       payable on such Interest
                                                       Payment  Date.

                                              4.       CUSIP number of the
                                                       Global Security
                                                       representing such
                                                       Unsecured Note.

                                              5.       Whether such Global
                                                       Security will represent
                                                       any other Book-Entry
                                                       Note (to the extent
                                                       known at such time).

                                      D.      The Indenture Trustee will
                                              complete and authenticate the
                                              Global Security representing such
                                              Unsecured Note.

                                      E.      It is expected that DTC will
                                              credit such Unsecured Note to
                                              First Trust's participant account
                                              at DTC.

                                      F.      First Trust will enter an SDFS
                                              deliver order through DTC's
                                              Participant Terminal System
                                              instructing DTC to (i) debit such
                                              Unsecured Note to First Trust's
                                              participant account and credit
                                              such Unsecured Note to such
                                              Agent's participant account and
                                              (ii) debit such Agent's
                                              settlement account and credit
                                              First Trust's settlement account
                                              for an amount equal to the price
                                              of such Unsecured Note less such
                                              Agent's commission.  The entry of
                                              such a deliver order shall
                                              constitute a representation and
                                              warranty by First Trust to DTC
                                              that (a) the Global Security
                                              representing such Book-Entry Note
                                              has been issued and authenticated
                                              and (b) First Trust is holding
                                              such Global Security pursuant to
                                              the MTN Certificate Agreement.

                                      G.      Such Agent will enter an SDFS
                                              deliver order through DTC's
                                              Participant

                                              Terminal System instructing DTC
                                              (i) to debit such Unsecured Note
                                              to such Agent's participant
                                              account and credit such Unsecured
                                              Note to the participant accounts
                                              of the Participants with respect
                                              to such Unsecured Note and (ii)
                                              to debit the settlement accounts
                                              of such Participants and credit
                                              the settlement account of such
                                              Agent for an amount equal to the
                                              price of such Unsecured Note.

                                      H.      Transfers of funds in accordance
                                              with SDFS deliver orders
                                              described in Settlement
                                              Procedures "F" and "G" will be
                                              settled in accordance with SDFS
                                              operating procedures in effect on
                                              the settlement date.

                                      I.      First Trust will, upon confirming
                                              receipt of such funds from the
                                              Agent, wire transfer to the
                                              account of the Company maintained
                                              at Morgan Guaranty Trust Company
                                              of New York (for credit to
                                              Central Hudson Gas & Electric
                                              Corporation, Account No.
                                              01046148) in immediately
                                              available funds in the amount
                                              transferred to Morgan in
                                              accordance with Settlement
                                              Procedure "F".

                                      J.      Such Agent will confirm the
                                              purchase of such Unsecured Note
                                              to the purchaser either by
                                              transmitting to the Participants
                                              with respect to such Unsecured
                                              Note a confirmation order or
                                              orders through DTC's
                                              institutional delivery system or
                                              by mailing a written confirmation
                                              to such purchaser.

Settlement                            For orders of Book-Entry Notes
Procedures                            solicited by an Agent, as agent,
Timetable:                            and accepted by the Company for
                                      settlement on the first Business Day
                                      after the sale date, Settlement
                                      Procedures "A" through "J" set forth
                                      above shall be completed as soon as
                                      possible but not later than the
                                      respective times (New York City time) set forth below:

                                      Settlement
                                      Procedure              Time
                                      ---------              ----

                                      A    11:00 A.M. on the sale date
                                      B    12:00 Noon on the sale date
                                      C     5:00 P.M. on the sale date
                                      D     3:00 P.M. on the sale date
                                      E     8:05 A.M. on the settlement date
                                      F-G   3:00 P.M. on the settlement date
                                      H     4:45 P.M. on the settlement date
                                      I-J   5:00 P.M. on the settlement date

                                      If a sale is to be settled more than one
                                      Business Day after the sale date,
                                      Settlement Procedures "A", "B" and "C"
                                      shall be completed as soon as practicable but no later than 11:00 A.M. and 12:00 Noon on the first Business Day after the sale date with respect to Settlement Procedures "A" and "B", respectively, and no later than 5:00 P.M. on the first Business Day after the sale date, with respect to Settlement Procedure "C". If the Initial Interest Rate for a Floating Rate Book-Entry Note has not been determined at the time that Settlement Procedure "A" is completed, Settlement Procedures "B" and "C" shall be completed as soon as such rate has been determined but no later than 12:00 Noon and 2:00 P.M., respectively, on the second Business Day before the settlement date. Settlement Procedure "D" shall occur no later than 3:00 P.M. on the last Business Day prior to the settlement date. Settlement Procedures "H" and "I" are subject to extension in accordance with any extension of Fedwire closing deadlines and in the other events specified in the SDFS operating procedures in effect on the settlement date.

                                      If settlement of a Book-Entry Note is
                                      rescheduled or canceled, the Company will instruct First Trust by no later than 12:00 Noon on the Business Day immediately preceding the scheduled settlement date to deliver to DTC through DTC's Participant Terminal System a cancellation message to such effect and First Trust will enter such message, by no later than 2:00 P.M. on such Business
                                      Day, through DTC's Participation Terminal
                                      System.

Monthly                               Monthly, the Indenture Trustee will
Reports:                              send to the Company a statement setting
                                      forth the principal amount of Unsecured
                                      Notes outstanding as of that date under
                                      the Indenture and setting forth a brief
                                      description of any sales of which the
                                      Company has advised the Indenture Trustee but which have not yet been settled.

Failure to                            If First Trust or the Agent fails to
Settle:                               enter an SDFS deliver order with respect
                                      to a Book-Entry Note pursuant to
                                      Settlement Procedure "F" or "G," First
                                      Trust may upon the approval of the
                                      Company deliver to DTC, through DTC's
                                      Participant Terminal System, as soon as
                                      practicable, a withdrawal message
                                      instructing DTC to debit such Unsecured
                                      Note to First Trust's participant
                                      account, provided that First Trust's
                                      participant account contains a principal amount of the Global Security representing such Unsecured Note that is at least equal to the principal amount to be debited. If a withdrawal message is processed with respect to all the Book-Entry Notes represented by a Global
                                      Security, First Trust will mark such
                                      Global Security "canceled", make
                                      appropriate entries in First Trust's
                                      records and send such canceled Global
                                      Security to the Company.  The CUSIP
                                      number assigned to such Global Security
                                      shall, in accordance with CUSIP Service
                                      Bureau procedures, be canceled and not
                                      reassigned until the Book-Entry Notes
                                      represented by such Global Security have matured or been redeemed. If a withdrawal message is processed with respect to one or more, but not all, of the Book-Entry Notes represented by a Global Security, First Trust will exchange such Global Security for another
                                      Global Security, which shall represent
                                      the Book-Entry Notes previously
                                      represented by the surrendered Global
                                      Security with respect to which a
                                      withdrawal message has not been processed and shall bear the CUSIP number of the surrendered Global Security.

                                      If the purchase price for any Book-Entry
                                      Note is not timely paid to the
                                      Participants with respect to such
                                      Unsecured Note by the beneficial
                                      purchaser thereof (or a person, including an indirect participant in DTC, acting on behalf of such purchaser), such Participants and, in turn, the Agent for such Unsecured Note may enter SDFS deliver orders through DTC's Participant Terminal System reversing the orders entered pursuant to Settlement Procedures "G" and "F", respectively. Thereafter, First Trust will deliver the withdrawal message and take the related actions described in the preceding paragraph. If such failure shall have occurred for any reason other than a default by the Agent in the performance of its obligations hereunder or under the Distribution Agreement, then the Company will reimburse such Agent or First Trust, as applicable, on an equitable basis for the loss of the use of funds during the period when they were credited to the account of the Company.

                                      Notwithstanding the foregoing, upon any
                                      failure to settle with respect to a
                                      Book-Entry Note, DTC may take any actions in accordance with its SDFS operating procedures then in effect. In the event of a failure to settle with respect to one or more, but not all, of the Book-Entry Notes to have been represented by a Global Security, the Indenture Trustee will provide, in accordance with Settlement Procedure "D," for the authentication and issuance of a Global Security representing the other Book-Entry Notes to have been represented by such Global Security and will make appropriate entries in its records.


PART II:  ADMINISTRATIVE PROCEDURES FOR CERTIFICATED NOTES


     First Trust will serve as registrar in connection with the Certificated Notes.


Maturities:                           Each Certificated Note will mature on a
                                      date not less than one year and not more than 30 years after the date of delivery by the Company of such Unsecured Note.

Price to                              Each Certificated Note will be issued

Public: at the percentage of principal amount specified in the Prospectus relating to the Unsecured Notes.

Denominations:                        The denomination of any Certificated Note
                                      will be a minimum of $1,000 or any amount in excess thereof which is an integral multiple of $1,000.

Registration:                         Certificated Notes will be issued only in
                                      fully registered form.

Interest:                             General.  Interest on each Certificated
                                      Note will accrue from and including the
                                      original issue date of, or the last date to which interest has been paid on, such Unsecured Note. Each payment of interest on a Certificated Note will include interest accrued to but excluding the Interest Payment Date (provided that, in the case of Floating Rate Notes that reset daily or weekly, interest payments will include interest accrued to but excluding the Regular Record Date immediately preceding the Interest
                                      Payment Date) or the Maturity Date or,
                                      upon earlier redemption, the Redemption
                                      Date, as the case may be.  Interest
                                      payable on the Maturity Date or the
                                      Redemption Date of a Certificated Note
                                      will be payable to the person to whom the principal of such Unsecured Note is payable.

                                      Record Dates. Unless otherwise set forth in the applicable Pricing Supplement, the record dates with respect to the Interest Payment Dates shall be the Regular Record Dates.

                                      Fixed Rate Certificated Notes.  Unless
                                      otherwise specified pursuant to
                                      "Settlement Procedures" below, interest
                                      payments on Fixed Rate Certificated Notes will be made semi-annually on January 1 and April 1 and on the Maturity Date or the Redemption Date; provided, however, that in the case of a Fixed Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

                                      Floating Rate Certificated Notes.
                                      Interest payments will be made on
                                      Floating Rate Certificated Notes monthly, quarterly, semi-annually or annually. Unless otherwise agreed upon, interest will be payable, in the case of Floating Rate Certificated Notes with a monthly Interest Payment Period, on the third Wednesday of each month; with a quarterly Interest Payment Period, on the third Wednesday of March, June, September and December of each year; with a semi-annual Interest Payment Period, on the third Wednesday of the two months specified pursuant to "Settlement Procedures" below; and with an annual Interest Payment Period, on the third Wednesday of the month specified pursuant to "Settlement Procedures below; provided, however, that if an Interest Payment Date for Floating Rate Certificated Notes would otherwise be a day that is not a Business Day with respect to such Floating Rate Certificated Notes, such Interest Payment Date will be the next succeeding Business Day with respect to such Floating Rate Certificated Notes, except in the case of a Floating Rate Certificated Note for which the rate base is LIBOR, if such Business Day is in the next succeeding calendar month, in which event such Interest Payment Date will be the immediately preceding Business Day; provided further, however, that in the case of a Floating Rate Certificated Note issued between a Regular Record Date and an Interest Payment Date, the first interest payment will be made on the Interest Payment Date following the next succeeding Regular Record Date.

Payments of                           Interest will be payable to the person
Principal and                         in whose name a Certificated Note is
Interest:                             registered at the close of business on
                                      the Regular Record Date next preceding an Interest Payment Date; provided, however, that, in the case of a Certificated Note originally issued between a Regular
                                      Record Date and an Interest Payment Date, the first payment of interest will be made on the Interest Payment Date following the next succeeding Regular
                                      Record Date to the person in whose name
                                      such Unsecured Note was registered at the close of business on such next Regular
                                      Record Date.  Unless
                                      other arrangements are made acceptable to the Company, all interest payments
                                      (excluding interest payments made on the Maturity Date or the Redemption Date) on a Certificated Note will be made by check mailed to the person entitled thereto as provided above.

                                      First Trust will pay the principal amount of each Certificated Note on the Maturity Date upon presentation of such Certificated Note to First Trust at the principal corporate trust office of First Trust in New York, New York. Such payment, together with payment of interest due on the Maturity Date, will be made from funds deposited with First Trust by the Company.

                                      First Trust will be responsible for
                                      withholding taxes on interest paid on
                                      Certificated Notes as required by
                                      applicable law.

                                      Within 10 days following each Regular
                                      Record Date, the Indenture Trustee will
                                      inform the Company of the total amount of the interest payments to be made by the Company on the next succeeding Interest Payment Date. The Indenture Trustee will provide monthly to the Company a list of the principal and interest to be paid on Certificated Notes maturing in the next succeeding month.

Settlement:                           The settlement date with respect to any
                                      offer to purchase Certificated Notes
                                      accepted by the Company will be a date on or before the fifth Business Day next succeeding the date of acceptance unless otherwise agreed by the purchaser, the Indenture Trustee and the Company and shall be specified upon acceptance of such offer. The Company will instruct the Indenture Trustee to effect delivery of each Certificated Note no later than 1:00 P.M. (New York City time) on the settlement date to the Presenting Agent
                                      (as defined under "Preparation of Pricing
                                      Supplement" in Part III below) for
                                      delivery to the purchaser.

Settlement                            For each offer to purchase a Certi-

Procedures:                           ficated Note that is accepted by the
                                      Company, the Presenting Agent will
                                      provide (unless provided by the purchaser directly to the Company) by telephone and facsimile transmission or other mutually acceptable means the following information to the Company:

                                       1.     Name in which such Unsecured Note
                                              is to be registered (the
                                              "Registered Owner").

                                       2.     Address of the Registered Owner
                                              and, if different, address for
                                              payment of principal and
                                              interest.

                                       3.     Taxpayer identification number of
                                              the Registered Owner.

                                       4.     Principal amount.

                                       5.     Maturity Date.

                                       6.     In the case of Fixed Rate
                                              Certificated Note, the interest
                                              rate, or, in the case of a
                                              Floating Rate Certificated Note,
                                              the Initial Interest Rate (if
                                              known at such time), Base Rate,
                                              Index Maturity, Interest Reset
                                              Period, Interest Reset Dates,
                                              Rate Determination Dates,
                                              Interest Payment Period, Spread
                                              or Spread Multiplier (if any),
                                              Minimum Interest Rate (if any)
                                              and Maximum Interest Rate (if
                                              any).

                                       7.     Interest Payment Dates.

                                       8.     Redemption provisions, if any, or
                                              provisions for the repayment or
                                              repurchase by the Company at the
                                              option of the Holder, if any.

                                       9.     Settlement date.

                                      10.     Issue price.

                                      11.     Agent's commission, determined as
                                              provided in Section 2(a) of the
                                              Distribution Agreement.

                                      The Presenting Agent will advise the
                                      Company of the foregoing information
                                      (unless provided by the purchaser
                                      directly
                                      to the Company) for each offer to
                                      purchase a Certificated Note solicited by such Agent and accepted by the Company in time for the Indenture Trustee to prepare and authenticate the required
                                      Certificated Note. Before accepting any offer to purchase a Certificated Note to be settled in less than three Business Days, the Company shall verify that the Indenture Trustee will have adequate time to prepare and authenticate such Unsecured Note. After receiving from the Presenting Agent the details for each offer to purchase a Certificated Note that has been accepted by the Company, the Company will, after recording the details and any necessary calculations, provide appropriate documentation to the Indenture Trustee, including the information provided by the Presenting Agent necessary for the preparation and authentication of such Unsecured Note.

Note Deliveries                       Upon receipt of appropriate
and Cash Payment:                     documentation and instructions, the
                                      Company will cause the Indenture Trustee to prepare and authenticate the pre-printed 4-ply Certificated Note packet containing the following documents in forms approved by the Company, the Presenting Agent and the Indenture
                                      Trustee:

                                      1.      Note with customer receipt.
                                      2.      Stub 1 - For the Presenting Agent.
                                      3.      Stub 2 - For the Company.
                                      4.      Stub 3 - For the Indenture
                                              Trustee.

                                      Each Certificated Note shall be
                                      authenticated on the settlement date
                                      therefor.  The Indenture Trustee will
                                      authenticate each Certificated Note and
                                      deliver it (with the confirmation) to the Presenting Agent (and deliver the stubs as indicated above), all in accordance with written or electronic instructions (or oral instructions confirmed in writing (which may be given by facsimile transmission) on the next Business Day) from the Company. Delivery by the Indenture Trustee of each Certificated Note will be made in accordance with said instructions against receipts therefor and in connection with contemporaneous receipt by the Company from the Presenting Agent on the settlement date in immediately available funds of an amount equal to the issue price of such Unsecured Note less the Presenting Agent's commission.

                                      Upon verification ("Verification") by the
                                      Presenting Agent that a Certificated Note has been prepared and properly authenticated by the Indenture Trustee and registered in the name of the purchaser in the proper principal amount and other terms in accordance with the aforementioned confirmation, payment will be made to the Company by the Presenting Agent the same day as the Presenting Agent's receipt of the Certificated Note in immediately available funds. Such payment shall be made by the Presenting Agent only upon prior receipt by the Presenting Agent of immediately available funds from or on behalf of the purchaser unless the Presenting Agent decides, at its option, to advance its own funds for such payment against subsequent receipt of funds from the purchaser.

                                      Upon delivery of a Certificated Note to
                                      the Presenting Agent, Verification by the Presenting Agent and the giving of instructions for payment, the Presenting Agent shall promptly deliver such Unsecured Note to the purchaser.

                                      In the event any Certificated Note is
                                      incorrectly prepared, the Indenture
                                      Trustee shall promptly issue a
                                      replacement Certificated Note in exchange for such incorrectly prepared Unsecured Note.

Failure                               If the Presenting Agent, at its own
to Settle:                            option, has advanced its own funds for
                                      payment against subsequent receipt of
                                      funds from the purchaser, and if the
                                      purchaser shall fail to make payment for the Certificated Note on the settlement date therefor, the Presenting Agent will promptly notify the Indenture Trustee and the Company by telephone, promptly confirmed in writing (but no later than the next Business Day). In such event, the Company shall promptly provide the Indenture Trustee with appropriate documentation and instructions consistent with these procedures for the return of the Certificated Note to the Indenture
                                      Trustee and the Presenting Agent will
                                      promptly return the Certificated Note to the Indenture Trustee. Upon (i) confirmation from the Indenture Trustee in writing (which may be given by facsimile transmission) that the
                                      Indenture Trustee has received the
                                      Certificated Note and upon (ii)
                                      confirmation from the Presenting Agent in writing (which may be given by facsimile transmission) that the Presenting Agent has not received payment from the purchaser (the matters referred to in clauses (i) and (ii) are referred to hereinafter as the "Confirmations"), the
                                      Company will promptly pay to the
                                      Presenting Agent an amount in immediately available funds equal to the amount previously paid by the Presenting Agent in respect of such Unsecured Note.
                                      Assuming receipt of the Certificated Note by the Indenture Trustee and of the Confirmations by the Company, such payment will be made on the settlement date, if reasonably practical, and in any event not later than the Business Day following the date of receipt of the Certificated Note and Confirmations. If a purchaser shall fail to make payment for the Certificated Note for any reason other than the failure of the Presenting
                                      Agent to provide the necessary
                                      information to the Company as described
                                      above for settlement or to provide a
                                      confirmation to the purchaser within a
                                      reasonable period of time as described
                                      above or otherwise to satisfy its
                                      obligation hereunder or in the
                                      Distribution Agreement, and if the
                                      Presenting Agent shall have otherwise
                                      complied with its obligations hereunder
                                      and in the Distribution Agreement, the
                                      Company will reimburse the Presenting
                                      Agent on an equitable basis for its loss of the use of funds during the period when they were credited to the account of the Company.

                                      Immediately upon receipt of the
                                      Certificated Note in respect of which the failure occurred, the Indenture Trustee will void such Unsecured Note, make appropriate entries in its records and send such cancelled Unsecured Note to the

                                      Company; and upon such action, the
                                      Certificated Note will be deemed not to
                                      have been issued, authenticated and
                                      delivered.


PART III:  ADMINISTRATIVE PROCEDURES APPLICABLE TO BOTH
           BOOK-ENTRY NOTES AND CERTIFICATED NOTES


Calculation of                        Fixed Rate Notes.  Interest
Interest:                             on Fixed Rate Notes (including interest
                                      for partial periods) will be calculated
                                      on the basis of a 360-day year of twelve thirty-day months. (Examples of interest calculations are as follows: The period from August 15, 1990 to February 15, 1991 equals 6 months and 0 days, or 180 days;
                                      the interest payable equals 180/360 times the annual rate of interest times the principal amount of the Unsecured Note.
                                      The period from September 17, 1990 to
                                      February 15, 1991 equals 4 months and 28 days, or 148 days; the interest payable equals 148/360 times the annual rate of interest times the principal amount of the Unsecured Note.)

                                      Floating Rate Notes.  Interest rates on
                                      Floating Rate Notes will be determined as set forth in the form of such Unsecured Notes. Interest on Floating Rate Notes will be calculated on the basis of actual days elapsed and a year of 360 days except that, in the case of Floating Rate Notes for which the rate base is the Treasury Rate, interest will be calculated on the basis of the actual number of days in the year.

Procedure for                         The Company and the Agents will
Rate Setting                          discuss from time to time the
and Posting:                          aggregate amount of, the issuance price
                                      of, and the interest rates to be borne
                                      by, Unsecured Notes that may be sold as a result of the solicitation of offers by the Agents. If the Company decides to set prices of, and rates borne by, any Unsecured Notes in respect of which the Agents are to solicit offers (the setting of such prices and rates to be referred to herein as "posting") or if the Company decides to change prices or rates previously posted by it, it will promptly advise the Agents of the prices and rates to be posted.

Acceptance                            If the Company posts prices and rates
of Offers:                            as provided above, each Agent as agent
                                      for and on behalf of the Company, shall
                                      promptly accept offers received by such
                                      Agent to purchase Unsecured Notes at the prices and rates so posted, subject to
                                      (i) any instructions from the Company
                                      received by such Agent concerning the
                                      aggregate principal amount of such
                                      Unsecured Notes to be sold at the prices and rates so posted or the period during which such posted prices and rates are to be in effect, (ii) any instructions from the Company received by such Agent changing or revoking any posted prices and rates, (iii) compliance with the securities laws of the United States and all other jurisdictions and (iv) such Agent's right to reject any such offer as provided below.

                                      If the Company does not post prices and
                                      rates and an Agent receives an offer to
                                      purchase Unsecured Notes or, if while
                                      posted prices and rates are in effect, an Agent receives an offer to purchase Unsecured Notes on terms other than those posted by the Company, such Agent will promptly advise the Company of each such offer other than offers rejected by such Agent as provided below. The Company will have the sole right to accept any such offer to purchase Unsecured Notes. The Company may reject any such offer in whole or in part.

                                      Each Agent may, in its discretion
                                      reasonably exercised, reject any offer to purchase Unsecured Notes received by it in whole or in part.



Preparation                           If any offer to purchase an Unsecured
of Pricing                            Note is accepted by the Company,
Supplement:                           the Company, with the approval of the
                                      Agent that presented such offer (the
                                      "Presenting Agent"), will prepare a
                                      pricing supplement (a "Pricing
                                      Supplement") reflecting the terms of such Unsecured Note and will arrange to have a copy electronically filed with the
                                      Commission in accordance with the
                                      applicable paragraph of Rule 424 under
                                      the Act and the provision of Regulation
                                      S-T thereunder and will supply at least
                                      10 copies thereof (or additional copies
                                      if requested) to the Presenting Agent.
                                      The Presenting Agent will cause a
                                      Prospectus and Pricing Supplement to be
                                      delivered to the purchaser of such
                                      Unsecured Note.

                                      In each instance that a Pricing
                                      Supplement is prepared, the Agents will
                                      affix the Pricing Supplement to
                                      Prospectuses prior to their use.
                                      Outdated Pricing Supplements (other than those retained for files) will be destroyed.

Procedures For                        When the Company has determined to
Rate Changes:                         change the interest rates of Unsecured
                                      Notes being offered, it will promptly
                                      advise the Agents and the Agents will
                                      forthwith suspend solicitation of offers.
                                      The Agents will telephone the Company
                                      with recommendations as to the changed
                                      interest rates.  At such time as the
                                      Company has advised the Agents of the new interest rates, the Agents may resume solicitation of offers. Until such time only "indications of interest" may be recorded.

Suspension of                         The Company may instruct the Agents to
Solicitation;                         suspend at any time, for any period of
Amendment or                          time or permanently, the solicitation
Supplement of                         of offers to purchase Unsecured Notes.
Prospectus:                           Upon receipt of such instructions from
                                      the Company, the Agents will forthwith
                                      suspend solicitation of offers to
                                      purchase Unsecured Notes from the Company until such time as the Company has advised them that such solicitation may be resumed.

                                      If the Company decides to amend or
                                      supplement the Registration Statement (as defined in Section 1(c) of the Distribution Agreement) or the Prospectus (except for a supplement relating to an offering of securities other than the Unsecured Notes), it will promptly advise the Agents and the Indenture Trustee and will furnish the Agents and the Indenture Trustee with the proposed amendment or supplement in accordance with the terms of, and its obligations under, the Distribution Agreement. The Company will, consistent with such obligations, promptly advise each Agent and the Indenture Trustee whether orders outstanding at the time each Agent suspends solicitation may be settled and whether copies of such Prospectus and Prospectus Supplement as in effect at the time of the suspension, together with the appropriate Pricing Supplement, may be delivered in connection with the settlement of such orders. The Company will have the sole responsibility for such decision and for any arrangements that may be made in the event that the Company determines that such orders may not be settled or that copies of such Prospectus, Prospectus Supplement and Pricing Supplement may not be so delivered.

                                      The Company will file with the Commission for filing therewith any supplement to the Prospectus relating to the Unsecured Notes, provide the Agents with copies of any such supplement, and confirm to the Agents that such supplement has been filed with the Commission pursuant to the applicable paragraph of Rule 424.

Confirmation:                         For each offer to purchase an Unsecured
                                      Note solicited by an Agent and accepted
                                      by or on behalf of the Company, the
                                      Presenting Agent will issue a
                                      confirmation to the purchaser, with a
                                      copy to the Company, setting forth the
                                      details set forth above and delivery and payment instructions.

Trustee/Paying Agent
Not to Risk Funds:                    Nothing herein shall be deemed to require
                                      the Indenture Trustee or Paying Agent to risk or expend its own funds in connection with any payment to the Company, DTC, the Agents or the purchaser or a holder, it being understood by all parties that payments made by the Indenture Trustee/Paying Agent to the
                                      Company, DTC, the Agents or a purchaser
                                      or holder shall be made only to the
                                      extent that funds are provided to the
                                      Indenture Trustee/Paying Agent for such
                                      purpose.

Authenticity                          The Company will cause the Indenture
of Signatures:                        Trustee to furnish the Agents from time
                                      to time with the specimen signatures of
                                      each of the Indenture Trustee's officers, employees or agents who has been authorized by the Indenture Trustee to authenticate Unsecured Notes, but the
                                      Agents will have no obligation or
                                      liability to the Company or the Indenture
                                      Trustee in respect of the authenticity of the signature of any officer, employee or agent of the Company or the Indenture
                                      Trustee on any such Unsecured Note.

Payment of                            Each Agent shall forward to the
Expenses:                             Company, on a monthly basis, a statement
                                      of the reasonable out-of-pocket expenses incurred by such Agent during that month which are reimbursable to it pursuant to the terms of the Distribution Agreement.
                                      The Company will remit payment to the
                                      Agents currently on a monthly basis.

Delivery of                           A copy of the Prospectus, Prospectus
Prospectus:                           Supplement and Pricing Supplement
                                      relating to an Unsecured Note must
                                      accompany or precede the earliest of any written offer of such Unsecured Note, confirmation of the purchase of such Unsecured Note or payment for such Unsecured Note by its purchaser. If notice of a change in the terms of the Unsecured Notes is received by an Agent between the time an order for an Unsecured Note is placed and the time written confirmation thereof is sent by such Agent to a customer or his agent, such confirmation shall be accompanied by a Prospectus, Prospectus Supplement and
                                      Pricing Supplement setting forth the
                                      terms in effect when the order was
                                      placed.  Subject to "Suspension of
                                      Solicitation; Amendment or Supplement of
                                      Prospectus" above, each Agent will
                                      deliver a Prospectus, Prospectus
                                      Supplement and Pricing Supplement as
                                      herein described with respect to each
                                      Unsecured Note sold by it.

                                                                       EXHIBIT C
                                                                           WSP&R
                                                                           DRAFT
                                                                         11/3/94



                                TERMS AGREEMENT




Central Hudson Gas & Electric Corporation
284 South Avenue
Poughkeepsie, New York  12601-4879

Attention:

                    Subject in all respects to the terms and conditions of the Distribution Agreement (the "Distribution Agreement"), dated _________ __, 199_, among Kidder, Peabody & Co. Incorporated and Smith Barney Inc. and Central Hudson Gas & Electric Corporation (the "Company"), the undersigned agrees to purchase the following principal amount of the Company's ______________ Medium-Term Notes, Series B (the "Notes"):


Aggregate Principal Amount:  $
Interest Rate:
Date of Maturity:
Interest Payment Dates:
Regular Record Dates:
Purchase Price:                                   % of Principal Amount
                                                  [plus accrued interest
                                                  from           , 199 ]
Purchase Date and Time:
Place for Delivery of Notes
and Payment Therefor
Method of Payment:
Modification, if any, in
the requirements to
deliver the documents
specified in Section 6(b)
of the Distribution Agreement:

Period during which additional
Notes may not be sold pursuant
to Section 4(m) of the Distribution
Agreement:

Book-Entry Notes
or Certificated Notes:


                    This Agreement shall be governed by and construed in accordance with the laws of New York.

                                                   [Insert name of Purchaser(s)]



                                                   By___________________________
                                                     Title:




Accepted:             , 199_


CENTRAL HUDSON GAS & ELECTRIC CORPORATION



By___________________________
  Title:





                                     C-2